As Filed with the Securities and
Exchange Commission on April 30, 1999

                                              Registration Statement No. 2-29516
--------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-4
REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933

   Post-Effective Amendment No. 45                            X
                                --                          -----

                                    and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940

Amendment No.__                                              _____
                       (Check appropriate box or boxes)

                         CG VARIABLE ANNUITY ACCOUNT I
                     Group Tax Deferred Variable Annuities
-------------------------------------------------------------------------------
                          (Exact Name of Registrant)

                  Connecticut General Life Insurance Company
-------------------------------------------------------------------------------
                              (Name of Depositor)

     900 Cottage Grove Road, Bloomfield, Connecticut                 06002
------------------------------------------------------------   ----------------
(Address of Depositor's Principal Executive Offices)              (Zip Code)

Depositor's Telephone Number, including Area Code:   860-726-5832

Susan L. Copper, Counsel
Connecticut General Life Insurance Company
900 Cottage Grove Road, Bloomfield, CT 06002
-------------------------------------------------------------------------------
                    (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:    Continuous
                                               --------------------

It is proposed that this filing will become effective (check appropriate space)

___immediate upon filing pursuant to paragraph (b) of Rule 486

 x on April 30, 1999 pursuant to paragraph (b) of Rule 486
---

___60 days after filing pursuant to paragraph (a) of Rule 486

___on (date) pursuant to paragraph (a) of Rule 486

The Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2. The Rule 24f-2 Notice for the most recent fiscal year was filed on February 28, 1999.

--------------------------------------------------------------------------------
Overview of the CG Variable Annuity Account -I
--------------------------------------------------------------------------------

Connecticut General Life Insurance Company

April 30, 1999

The following is an overview of the key features that you should consider and know before investing in Variable Annuity Account-I. You should also read the complete information on subsequent pages of the prospectus which accompanies this overview. Please read the prospectus carefully.


1. Group Tax Deferred Variable Annuities

The Group Tax Deferred Variable Annuities offered by Connecticut General Life Insurance Company are designed to be used with annuity purchase plans adopted by public school systems and certain tax-exempt organizations. These plans give you an opportunity to invest on a tax-deferred basis for your retirement or other long-term purposes.

Tax deferred variable annuities have two periods-the accumulation period and a payout period called the annuity period. The payments you make during the accumulation period are deposited in an accumulation account in Variable Annuity Account-I (VAA-I) and are tax deferred until you withdraw them. Your contributions along with any earnings that accumulate are distributed in a series of payments to you or a beneficiary during the annuity period. You may also choose to receive a lump sum payment depending on your specific needs.

2. The Accumulation Period

The accumulation period is when the payments that you make are used to purchase shares in an investment fund with a principal objective of long-term capital growth. Your payments, less sales and administration charges are used to purchase shares called "accumulation units" at the current value, less any expenses.

3. The Fund

The investment fund's assets consist mostly of a portfolio of common stocks. The fund seeks to match the performance of the Standard & Poor's 500 Composite Stock Price Index. The value of the investments held in the fund change daily and can go up or down over short or even extended periods.

Historically, funds such as ours with a diversified portfolio of common stocks indexed to the Standard & Poor's 500 have performed well when held for an extended period of time. However, past performance is not a guarantee of future performance. The investment risk is assumed by those who choose to participate in our Group Tax Deferred Variable Annuities.

4. Performance of CG Variable Annuity Account-I

The value of accumulation units will vary depending on the performance of the fund. The following historical data for accumulation unit values show the values for the periods shown. Past performance is not a guarantee of future performance.


Overview of the CG VARIABLE ANNUITY ACCOUNT- I                 Schedule of Selected Per-Unit Data
                                                                              DECEMBER 31,

---------------------------------------------------------------------------------------------------------------------------------
Group Contracts:               1998      1997      1996       1995     1994      1993      1992      1991     1990    1989
50 participants or more
Net asset value:
 Beginning of year           $197.749  $148.759  $121.763   $ 89.219 $ 86.848  $ 86.503  $ 83.718  $ 61.058 $ 63.737  $ 49.506
 End of year                  253.841   197.749   148.759    121.763   82.219    88.848    86.503    83.718   61.058    63.737
                             --------  --------  --------   -------- --------  --------  --------  -------- --------  --------
   Net increase in net
   asset value resulting
   from operations           $ 56.092  $ 48.900  $ 26.966   $ 32.544 $  0.371  $  2.345  $  2.785  $ 22.660 $ (2.679) $ 14.231
                             ========  ========  ========   ======== ========  ========  ========  ======== ========  ========

 Accumulation units
  outstanding:
 End of year                  194,725   216,798   238,436    261,172  308,233   353,129   403,359   459,344  500,897   542,091
                             ========  ========  ========   ======== ========  ========  ========  ======== ========  ========
Less than 50 participants
Net asset value:
 Beginning of year           $183.806  $138.631  $113.772   $ 83.580 $ 83.449  $ 81.459  $ 79.044  $ 57.799 $ 60.491  $ 47.102
 End of year                  235.328   183.806   138.631    113.772   83.580    83.449    81.459    79.044   57.799    60.491
                             --------  --------  --------   -------- --------  --------  --------  -------- --------  --------
   Net increase in net
   asset value resulting
   operations                $ 51.522  $ 45.175  $ 24.859   $ 30.192 $  0.131  $  1.990  $  2.415  $ 21.245 $ (2.692) $ 13.389
                             ========  ========  ========   ======== ========  ========  ========  ======== ========  ========
 Accumulation units
  outstanding:
 End of year                   31,203    35,265    37,135     45,992   50,443    52,486    63,109    65,565   78,757    87,512
                             ========  ========  ========   ======== ========  ========  ========  ======== ========  ========
 Tax deferred annuity
  contracts issued after
  May 1, 1976
Net asset value:
 Beginning of year           $161.809  $122.149  $100.335   $ 73.775 $ 73.725  $ 72.031  $ 69.957  $ 51.201 $ 53.632  $ 41.797
 End of year                  206.981   161.809   122.149    100.335   73.775    73.725    72.031    69.957   51.201    53.632
                             --------  --------  --------   -------- --------  --------  --------  -------- --------  --------
   Net increase in net
   asset value resulting
   from operations           $ 45.172  $ 39.660  $ 21.814    $26.560 $  0.050   $ 1.694  $  2.074  $ 18.756  $(2.431) $ 11.835
                             ========  ========  ========   ======== ========  ========  ========  ======== ========  ========
 Accumulation units
  outstanding:
 End of year                   87.440    91,439    98,421    115,290  121,840   124,827   128,504   136,843  155,719   179,187
                             ========  ========  ========   ======== ========  ========  ========  ======== ========  ========
Individual contracts:
  Variable annuity
   contracts:
  Net asset value:
  Beginning of year          $170.976  $129.262  $106.339   $ 78.306 $ 78.370  $ 76.684  $ 74.589  $ 54.672 $ 57.360  $ 44.778
  End of year                 218.379   170.976   129.262    106.339   78.306    78.370    76.684    74.589   54.672    57.360
                             --------  --------  --------   -------- --------  --------  --------  -------- --------  --------
    Net increase(decrease)
    in net asset value
    resulting from
    operations               $ 47.403  $ 41.714  $ 22.923   $ 28.033 $ (0.064) $  1.686  $  2.095  $ 19.917 $ (2.688) $ 12.582
                             ========   =======  ========   ======== ========  ========  ========  ======== ========  ========
  Accumulation units
   outstanding:
  End of year                  16,696    17,789    18,959     19,685   23,011    30,646    44,003    47,745   55,038    56,470
                             ========   =======  ========   ======== ========  ========  ========  ======== ========  ========
  Flexible annuity contracts:
  Net asset value:
  Beginning of year          $161.689  $122.670  $101.272   $ 74.835 $ 75.158  $ 73.800  $ 72.035  $ 52.985 $ 55.783  $ 43.693
  End of year                 205.797   161.689   122.670    101.272   74.835    75.158    73.800    72.035   52.985    55.783
                             --------  --------  --------   -------- --------  --------  --------  -------- --------  --------
   Net increase(decrease)
   in net asset value
   resulting from operations $ 44.108  $ 39.019  $ 21.398   $ 26.437 $ (0.323)  $ 1.358  $  1.765  $ 19.050 $ (2.798) $ 12.090
                             ========  ========  ========   ======== ========  ========  ========  ======== ========  ========
  Accumulation units
   outstanding:
  End of year                  15,548    15,967    16,652     17,502   19,687    22,970    25,148    29,545   36,639    38,692
                             ========  ========  ========   ======== ========  ========  ========  ======== ========  ========

Financial Statements: The financial statements of VAA-I and CG Life are included in the Statement of Additional Information.

Overview of the CG Variable Annuity Account-I

5. Expenses

VAA-I has an annual administrative expense that will not exceed $20 and will normally be somewhat lower. From each of your payments, we will deduct a sales charge to cover servicing costs. The sales charge will not exceed 9%. The following expense table lists the transaction expenses and the approximate annual expenses related to investments in VAA-I.


CONTRACT-OWNER TRANSACTION EXPENSES
Sales Load Imposed on Purchases (maximum)
(as a percentage of purchase payments)                                       9%
Deferred Sales Load (as a percentage of
purchase payments or amount surrendered)                                     0%
Maximum Surrender Fees                                                   $20.00
Maximum Exchange Fee                                                         0%

MAXIMUM ANNUAL ADMINISTRATIVE EXPENSE                                    $20.00
SEPARATE ACCOUNT ANNUAL EXPENSES
(as a percentage of average account value)
Mortality Risk Fees                                                        .40%
Expense Fees                                                               .20%
Total Separate Account Annual Expenses                                     .60%

FUND ANNUAL EXPENSES*
(as a percentage of fund average net assets)
Management Fees (maximum)                                                  .35%
Other Expenses (maximum)                                                   .19%
Total Fund Annual Expenses (maximum)                                       .54%

Overview of the CG Variable Annuity Account-I

The following examples show the accumulated amount of these expenses on a one time $1,000 investment, assuming a 5% rate of return over the stated investment periods.

EXAMPLES                         1 Year   3 Years  5 Years  10 Years
You would pay the following
expenses on a $1,000
investment, assuming a 5%
annual return on assets, and
you surrender your contract
at the end of the applicable
time period:                     $120.43  $141.92  $164.32   $224.80

You would pay the following
expenses on a $1,000
investment, assuming a 5%
annual return on assets, if
you annuitize at the end of
the applicable time period:      $250.43  $271.92  $294.32   $354.80

You would pay the following
expenses on a $1,000
investment, assuming a 5%
annual return on assets, if
you do not surrender your
contract at the end of the
applicable time period:          $100.43  $121.92  $144.32   $204.80

The purpose of the Expense Table is to assist the contractholder in understanding the costs and expenses that a contractholder will bear directly or indirectly. See the section entitled "Deductions and Expenses" for further specific information regarding expenses. For the purposes of the Examples, assume reinvestment of all dividends and distributions. The Examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

*The fund annual expenses do not flow through directly to the contractholder; amounts credited are net of these expenses.

6. The Annuity Period (Payout Period)

During the annuity period, the assets you have accumulated in the investment fund are paid out according to the method you select from a range of payout options (all of these options assume you are the owner and the annuitant)including: (1) payments during your lifetime; (2) payments during your lifetime but if you die before the guaranteed period ends, payment will continue to your beneficiary for the remainder of the guaranteed period; (3) payments during your lifetime and upon your death, payments in an amount you elect to your contingent annuitant during that person's lifetime; (4) payments for a period you elect; (5) payments during your lifetime and upon your death, payments at the amount you elect to your surviving spouse.

7. Death Benefits

In the event of your death during the accumulation period, we will pay death proceeds to a beneficiary you name according to one or a combination of the following options: (1) make a cash payment in the amount of the current value of your accumulation account less the annual administrative charge; (2) apply the current value of the accumulation account to start a variable annuity for the beneficiary providing the value of the account meets certain minimum requirements; and/or (3) transfer the accumulation account to an associated fixed-dollar contract. The amount of death benefit proceeds will be reduced by any applicable state and federal taxes.

Overview of the CG Variable Annuity Account-I

Your beneficiary must elect any of the above described options within 30 days of the close of the accounting year in which your death occurs. If no designated beneficiary survives you or no other designation is provided, your surviving spouse will be the beneficiary, if living. Otherwise, death benefit proceeds will be paid in equal shares to your surviving children; or in the event there are no such children, to the executor or administrator of your estate.

8. Redemptions

You may surrender your value in VAA-I, in whole or in part, for cash before age 59 1/2 only upon your separation from service, death, disability, or in case of financial hardship. The sales charge for a redemption will not exceed 9%. Income tax may be assessed in the event of certain early withdrawals.

9. Taxes

Any earnings on your account are not taxed until you withdraw them. If you are under the age of 59 1/2 when you withdraw money, you may be charged a 10% federal tax penalty on the taxable amounts surrendered. Cash redemptions generally are taxed as ordinary income and may be subject to an additional tax. Annuity payments are taxed as ordinary income. You also may incur state income or estate taxes which are not covered here.

CG Variable Annuity Account-I

Group Tax Deferred Variable Annuities

Offered by:

Connecticut General Life Insurance Company ("CG Life")
Hartford, Connecticut 06152
(860) 726-6000

This prospectus contains information about the Group Tax Deferred Variable Annuities offered by Connecticut General Life Insurance Company ("CG Life") that you should know before investing. This contract is not available in all states.

Additional information about the Group Tax Deferred Variable Annuities is available in a Statement of Additional Information, also dated April 30, 1999. You may order it for free by writing:

Connecticut General Life Insurance Company, LDS-HO5D
P.O. Box 2975
Hartford, CT 06104
or by calling (860) 534-2175

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus must be accompanied by the current prospectus of CIGNA Variable Products S&P 500 Index Fund*. You should keep both of these prospectuses for future reference.




*"Standard & Poor's(R)," "S&P 500(R)," "Standard & Poor's 500" and "500" are trademarks of the Standard & Poor's Corporation (S&P) and have been licensed for use by CG Life. The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P make no representation regarding the advisability of investing in the Fund.

                               TABLE OF CONTENTS

                                                                           PAGE
Most Commonly Used Terms...................................................   8
General Description of the Group Tax Deferred Variable Annuities
Contract and CG Variable Annuity Account-I.................................   9
Accumulation Period........................................................   9
CIGNA Variable Products S&P 500 Index Fund.................................  10
Voting Rights..............................................................  10
Deductions and Expenses of VAA-I...........................................  11
The Annuity Period.........................................................  14
Forms of Variable Annuities................................................  14
Death Benefits ............................................................  16
Non-Assignability of Benefits .............................................  17
Contract Purchases and Values..............................................  17
Annuity Service Center.....................................................  19
Redemptions................................................................  19
Transfers..................................................................  20
Tax Information............................................................  21
Legal Proceedings..........................................................  22
Connecticut General Life Insurance Company.................................  23
Year 2000 Preparedness.....................................................  23
Table of Contents of the Statement of Additional Information...............  24



We have not given anyone else permission to give out information on Variable Annuity Account-I other than that which is included in this prospectus. We do not intend to solicit participation in variable annuity contracts in any state or jurisdiction where they are unlawful.

MOST COMMONLY USED TERMS

This prospectus is written in plain English to make it as understandable as possible. The technical terms listed below are discussed in the text. We defined them here for your ease in understanding them.

Accumulation Account: An account we establish for you under a Contract to which we credit your net annual payments.

Accumulation Unit: A unit of measurement used to determine the value of your account before annuity payment's begin.

Annuitant: Any natural person designated in a contract as the measuring life for annuity payout options involving life contingencies. This person is normally the recipient of annuity payments.

Annuity Payment: Periodic payments made to an Annuitant under a Contract.

Annuity Payment Date: The date Annuity Payments begin under a Contract and the same day of each month thereafter.

Annuity Unit: A unit of measurement used to determine the amount of the Annuity Payments.

Contract: The Group Tax Deferred Variable Annuities Contract.

Contractholder: The entity (or person) to which a Contract will be issued. This is normally an employer of participants or an organization representing employers or Participants.

Fund: CIGNA Variable Products S&P 500 Index Fund, a series of shares of CIGNA Variable Products Group, a Massachusetts business trust, registered under the Investment Company Act of 1940 as a diversified, open-end management company, or shares of another registered open-end investment company substituted for it.

Fund Shares: Shares of the Fund.

Net Annual Payment: The amount of payments you make annually less the sales charge and maximum annual administration charge.

Participant: An employee for whom payments have been or are being made under the Contract according to the Plan and for any individual for whom an annuity has not yet been effected under the Contract.

Plan: A retirement plan under which benefits are to be provided under a Contract.

Purchase Payment: The dollar amount paid to CG Life by or on behalf of a Contractholder. "The net Purchase Payment" is the Purchase Payment reduced by a sales charge and any applicable state premium taxes.

Separate Account: The separate account is the CG Variable Annuity Account-I ("VAA-I") we established under Connecticut law to receive payments under the Contract offered by this Prospectus.

Valuation Date: Each day as of which the Accumulation Unit value and Annuity Unit value are determined.

Valuation Period: Each business day the New York Stock Exchange is open for trading or any other day on which there is a sufficient degree of trading in the portfolio securities of the Separate Account to materially affect the Accumulation Unit value and the Annuity Unit value.

Variable Annuity: A series of periodic payments, the amount of which will increase or decrease to reflect the investment experience of VAA-I.

GENERAL DESCRIPTION OF THE GROUP TAX DEFERRED VARIABLE ANNUITIES CONTRACT AND CG VARIABLE ANNUITY ACCOUNT-I (VAA-I)

The Group Tax Deferred Variable Annuities described in this prospectus are designed for annuity purchase plans adopted by public school systems and certain tax-exempt organizations. We will normally issue a Group Tax Deferred Variable Annuity contract as a part of a tax qualified retirement plan or trust of an employer or an organization representing employers or participants, called the contractholder. The contract provides certain rights during the accumulation period, the annuity period and upon the death of participants or annuitants. The plan or trust under which you participate in CG Variable Annuity Account-I (VAA-
I) may have certain limitations.

The annuity contract promises to pay you as a participant, or someone else you designate, income in the form of annuity payments beginning on a certain date. Prior to receiving annuity payments, your annuity is in the accumulation period and you are investing in it. Once you or a designated beneficiary begin receiving annuity payments, the annuity is in the payout period called the annuity period. You also may choose to receive a lump sum payment depending on your needs. Your investments benefit from tax deferral since you are not taxed on any earnings until you withdraw them from the account.

We will issue you a certificate that will describe the benefits to which you are entitled under the contract at the time that your first annuity payment becomes payable, or earlier, if required by law.

The general objective of VAA-I is for you to build an investment to provide you or a beneficiary with a variable annuity which will furnish relatively level annuity payments during periods when the economy is stable and to provide increased payments during inflationary and growth periods. We cannot, however, guarantee that this objective will be achieved.

The contract we have with the contractholder may change from time to time by agreement. Any changes, however, will not adversely affect your account unless you consent to the changes.

ACCUMULATION PERIOD

During the accumulation period you make a minimum annual payment in VAA-I. All of your payments less any sales or administration charges are credited to an accumulation account we establish for you. Your payments, are used to purchase shares, at the current value of those shares less any expenses, in an investment fund with a principal objective of long-term growth of capital. The amount of money you are able to accumulate in your accumulation account depends on the investment performance of the fund.

During the accumulation period, you as the participant have the right to:

 . change the beneficiary for death proceeds;
 . redeem all or part of your accumulation account after age 59  1/2 or under other limited circumstances;
 . change the annuity payout option;
 . change the death benefit payout option;
 . transfer contract values to/from an associated fixed-dollar contract we issue; . instruct us as to voting of fund shares;
 . change the date annuity payments begin;
 . change the payee to receive annuity payments.

CIGNA VARIABLE PRODUCTS S&P 500 INDEX FUND

The CIGNA Variable Products S&P 500 Index Fund, called the fund, is a separate series of shares of CIGNA Variable Products Group, a Massachusetts business trust established in 1988. The fund operates as a diversified, open-end management investment company and is treated as a regulated investment management company for federal income tax purposes. Its sole purpose is to serve as the funding vehicle for the investment moneys paid by holders of variable annuities we issue. CIGNA Corporation is the sponsor of the trust. Shares of the fund are offered only to eligible purchasers sold at net asset value, without the costs of a sales load, sales charge or selling commission.

All VAA-I earnings are reinvested in additional shares of the fund, at net asset value. Deductions and redemptions are made by redeeming fund shares at their current net asset value. Fund shares are held by State Street Bank and Trust Company, Boston, Massachusetts, the Fund's custodian.

The fund's prospectus accompanies this prospectus and contains a more complete description of its investment objectives. Before participating in VAA-I, you should read it carefully. You may obtain additional copies of it by writing CIGNA Investments, Inc., Hartford, Connecticut 06152.

VOTING RIGHTS

State Street Bank and Trust Company, as custodian of the fund shares held in VAA-I, votes fund shares held in VAA-I at regular and special meetings of fund shareholders. It follows voting instructions received from those having voting interest in the fund shares as outlined in our contract with the contractholder.

The number of fund shares to which you have voting interest is determined by the trust not more than 90 days prior to the meeting of the fund shareholders. The custodian will solicit voting instructions by written communication at least 10 days prior to the meeting.

During that accumulation period, you have the voting interest in the fund shares attributable to your accumulation account. You can determine the shares attributable to your account by dividing the accumulation account value by the net asset value of one fund share.

During the annuity period, the person entitled to annuity payments has the voting interest in the fund shares. The number of fund shares held in VAA-I which are attributable to each variable annuity is determined by dividing the remaining shares for that variable annuity by the net asset value of one fund share. The reserves for the variable annuity used to determine the fund shares will decrease as the annuity is paid out.

Fund shares for which no timely instructions are received will be voted in proportion to the instructions which are received under the contract.

All fund proxy material will be mailed to the last known address of each person having voting interest in fund shares. It will be accompanied by a form, which may be used to give voting instructions to the State Street Bank and Trust Company, P.O. Box 2351, Boston, Massachusetts 02107, the custodian.

If we determine, by law that fund shares held in VAA-I need not be voted according to instructions received from persons having the voting interest described above, then we may vote those fund shares.

DEDUCTIONS AND EXPENSES OF VAA-I

VAA-1 has the following deductions and expenses:

Administrative Expenses: Administrative and recordkeeping expenses of VAA-I include such items as salaries, rent, postage, telephone, office equipment, legal and audit fees and expenses of managing the account. As compensation for these expenses, we deduct an expense charge from the contract value each June 1, and on the date an accumulation account is canceled for the following reasons:

 . in order to effect an annuity;

 . as a result of a complete redemption; or

 . in the event of all transfers except transfers to the participant's account in an associated fixed-dollar contract which is not described in this prospectus.

The charge is made by canceling the number of accumulation units equal in value to the charge.

The amount of this expense charge is established in the contract. It is based upon our appraisal of the administrative costs. If you are enrolled under an associated fixed-dollar contract as well as a VAA-I contract, the combined expense charge under both contracts will not exceed $20 per year. We will equitably allocate the combined expense charge between the two contracts.

If you are enrolled only under a VAA-I contract, the expense charge will not exceed $20 annually and will normally be somewhat lower. If, during the 12-month period, preceding a June 1, you have made no payments and no redemption or transfer payments have been made, then the annual expense charge on that June 1 will not exceed $5.

No expense charge will be made on the date an accumulation account is canceled if the cancellation occurs:

 . on or prior to the valuation date which follows a June 1; or

 . as a result of a transfer to your account in an associated contract.

Similarly, no expense charge will be made on the first June 1 following your first payments, if the total amount of the payments is less than $100.

Premium Taxes: Any premium tax due on your payments will be deducted from your accumulation account. Some jurisdictions charge premium taxes, which presently range from .50% to 3.00%. Many jurisdictions, however, charge no premium tax.

Sales Charge: We will deduct a sales charge to cover the servicing costs from each of your payments. We determine the amount of this charge according to the following schedule. It will not exceed 9%.


            Periodic Payments                 Percentage of Aggregate
             Received During                  Payment To Be Deducted
        --------------------------         -----------------------------
              first $1,000                              9%
              over  $1,000                              3%

The balance of the payments will be credited, in the form of accumulation units, to your VAA-I accumulation account.

The following table illustrates the effect of these deductions:

                                                                                   Total Charge as a
    $20 Monthly       Total         Sales            Sales Charge as a           Percentage of Aggregate
      Payments       Payments       Charge      Percentage of Total Payments       Net Annual Payments
------------------------------------------------------------------------------------------------------------
     1 year          $   240       $ 21.60                 9.00%                         20.97%
     6 years           1,440        103.20                 7.17                          18.34
     12 years          2,880        146.40                 5.08                          15.50
   $100 Monthly
     Payments
------------------------------------------------------------------------------------------------------------

     1 year          $ 1,200       $ 96.00                 8.00%                           10.70%
     6 years           7,200        276.00                 3.83                             5.82
     12 years         14,400        492.00                 3.42                             5.36


The aggregate Net Annual Payments are equal to total payments less the sales charge and the maximum annual administration charge.

If a group sale requires less service than assumed, the sales charge will be reduced accordingly. We assume the risk that the sales charge may not cover the actual servicing costs. The tables assume no applicable state premium taxes and no change in the sales or administration charge.

Mortality and Expense Deduction: Annuity payments reflect the investment performance of the fund. They are not affected by adverse mortality experience or by any excess in the actual sales and administrative expenses over the expense deductions. We assume the risk that:

 . annuity payments will continue for a longer period than anticipated because the annuitant lives longer than expected; and

 . the sales charge and administration charge may be insufficient to cover the actual costs of these items.

For assuming these risks, we make a deduction at the end of each valuation period from the current market value of the account of each participant and annuitant.

For contracts issued prior to May 1, 1976, the deduction for each valuation period is the rate for the number of calendar days in the period, which is equivalent to an annual rate of 0.25% (0.20% for mortality risks and 0.05% for expenses), under a contract having 50 or more participants. For a contract having fewer than 50 participants, it is equivalent to an annual rate of 0.50% (0.40% for mortality risks and 0.10% for expenses).

If the number of participants for whom payments are being made falls below 50 for 24 consecutive months beginning on a June 1, the annual rate of the charge may be increased to 0.50% at the end of the period. If on any June 1, the number of participants is 50 or more, the charge will be reduced from 0.50% to 0.25%.

For Group Tax Deferred Variable Annuities issued on or after May 1, 1976, the amount of this deduction for each valuation period is the rate for the number of calendar days in that period which is equivalent to an effective annual rate of 0.60% (0.40% for mortality risks and 0.20% for expenses).

We may change the mortality and expense charge:

 . after the third anniversary of the effective date of a contract issued on or after May 1,1976; or

 . the fifth anniversary of a contract issued prior to that date.

VAA-I does not share in the surplus of CG Life. However, we may allocate some portion of any excess as an experience rating credit, although we are not required to do so. If we elect to offer this credit, we will credit your account for the following contract year and declare in one of three ways:

(1) by reducing either the sales charge or the annual administration charge, or both; or

(2) by crediting a number of additional accumulation units or annuity units to your account, less any required premium taxes but without any sales charges; or

(3) by reducing future payments to be made by the employer.

Servicing Fees: We pay servicing fees to certain broker-dealers who agree to provide ongoing administrative services. The charges for this service are included in the sales charge.

You may want to refer to the Expense Summary Table on page 3 of the Overview which gives a listing of the expenses related to investment in VAA-I.

Changes in Expenses: After the third anniversary, we may change the sales charge, the mortality and expense charge and the annuity purchase rates. We do not intend to recover any amount above our expenses in administering the account. Any charges will not adversely affect accumulation units or annuity units credited. Any changes will become effective 90 days after notice has been given to the contractholder. We will give you notice of any changes.

THE ANNUITY PERIOD (PAYOUT PERIOD)

During the annuity period, the annuitant has the right to:

 . change the payee to receive annuity payments, during his or her lifetime;

 . change the beneficiary under any annuity payout option which provides for a death benefit upon the annuitant's death, this change may only be made during the annuitant's lifetime;

 . instruct us as to voting of fund shares.

The level of annuity payments is based on:

 . the annuitant's adjusted age as specified in tables in the contract; . the type of payout option selected; and . the investment performance of the fund shares.


Adverse mortality experience or an increase in our expenses in excess of the charges under the contract will not affect the amount of your payments. If we are required to by law,we may deduct amounts for income taxes from annuity payments, the amount will be deducted from each payment.

Annuity Payment Date: Annuity payments will begin on the first day of the month you select. The date may be as early as the day you turn 59 1/2, but may not be later than your actual retirement date or the April 1st following the calendar year in which you become 70 1/2. The selection of the date may also be affected by the terms of your retirement plan or trust.

Annuity Payout Options: You may elect to have annuity payments made under any one of the annuity payout options described below. You may change the option up to 30 days before the annuity payments are to begin. If you do not select an option, we will make annuity payments in accordance with Option 5 Joint and Survivor Annuity below.

We make annuity payments monthly, except:

a. If the value of your account is $3,500 or less, we may pay your accumulation account value, less the expense charge in lieu of a variable annuity, or;

b. If after the annuity payments have started, the amount of the monthly payments falls below $10, we may change the frequency of payments to intervals that will result in payments of at least $10.

Once annuity payments have begun, the variable annuity cannot be surrendered for a cash payment.

FORMS OF VARIABLE ANNUITIES

Option 1-Variable Life Annuity: A variable annuity paid monthly during your lifetime and ending with the last monthly payment preceding your death. This option offers a higher level of monthly payments than Option 2 or 3 because no further payments are made after your death. It would be possible under this option for you to receive only one annuity payment if you died prior to the date of the second payment, two payments if you died prior to the due date of the third payment, and so on.

Option 2-Variable Life Annuity with Monthly Payments Certain for 120 or 180
Months: This variable annuity provides monthly payments to you during your lifetime. Also, at your death, if monthly payments have been made for less than the period of either 120 or 180 months as selected by you, annuity payments will continue during the remainder of the period to your designated beneficiary. However, if you are married and your beneficiary is not your spouse, your spouse must consent to this beneficiary designation in a written, notarized statement.

Option 3-Contingent Annuitant Variable Annuity: This variable annuity provides payments to you during your lifetime. Also, upon your death, the monthly payment which would have been payable to you had you survived will be paid in the same amount, or 66 2/3% or 50% if you elect, to any person designated by you as your contingent annuitant during that person's lifetime. If the contingent annuitant dies before you, no more benefits will be paid. For contingent annuitants other than your spouse, you must deliver a valid waiver and your spouse must consent.

Option 4-Period Certain Variable Annuity: This variable annuity is paid monthly during a certain period. You may select 36, 60, 120 or 180 months. At any time during the period certain, you or your beneficiary may elect that any future payment to which you or they are entitled may be changed to one of the other options described above. In order to do this, the value of your account must be at least $3,500 and a spouse must consent if there is a spouse.

Since you have a right to elect an annuity involving a life contingency, a deduction is made under this option as under the other options for mortality and expense risks. This deduction is reflected in the annuity unit value. If you die during the period certain, payments will be continued to your designated beneficiary for the balance of the period. However, if you are married and your beneficiary is not a spouse, your spouse must consent to the beneficiary designation in a written, notarized statement. No payments are made after the end of the period certain either to you or your beneficiary. It is therefore possible under this option, for you to out-live the annuity payments.

Option 5-Joint and Survivor Variable Annuity: This variable annuity provides monthly payments to you during your lifetime, and also provides that upon your death, monthly payments equal to 50% of the amount which would have been payable to you (or 66 2/3% or 100%, if you elect) will be payable to your surviving spouse.

We may offer other forms of variable annuities in addition to those described here. Such variable annuities may not conflict with this prospectus or the contract. However, any form of variable annuity is limited by the terms of the plan and by applicable tax laws.

Determination of Monthly Annuity Payments: The Statement of Additional Information describes how we determine the first and subsequent annuity payments. Each contract contains tables indicating the dollar amount of the first monthly annuity payment which can be purchased with each $1,000 of value accumulated under the contact. These tables include an "assumed investment return" which is the annual rate of return, expressed as a percentage of what the contract assumes the fund's assets will achieve each year.

This assumed return is the measuring point for subsequent annuity payments. If the actual net investment rate on an annual basis equals the assumed investment return, the annuity payments will remain constant. If the actual net investment rate exceeds the assumed investment return, the annuity payments will increase proportionally. If the actual rate is less than the assumed investment return, annuity payments will decrease.

The contractholder selects the assumed investment return from a range we make available. It is used to determine the purchase rates for all annuities under the contract. Assumed investment returns of 3% to 5% are normally available and may be changed by amendment of the contact.

DEATH BENEFITS

Accumulation Period: If you die during the accumulation period, your designated beneficiary may, elect any one or a combination of the options described below, unless you or the deceased beneficiary have provided otherwise. This election will be effective on the later of the date it is received or the date due proof of your death or the death of the beneficiary is received by us at our Annuity Service Center.

Option A-Receive a lump sum cash payment equal in amount to the accumulation account value less the annual administrative charge.

Option B-Start a variable annuity for the beneficiary subject to the following:

(1) the value of the accumulation account, or the part which will start an annuity, must be at least $3,500;

(2) the beneficiary must be a natural person;

(3) the annuity payments may not extend over a period exceeding the life expectancy of the beneficiary; and

(4) the initial annuity payment must amount to at least $10.

Option C-Transfer the accumulation account value to an associated fixed-dollar contract. The purpose of the transfer should be for starting an annuity under such associated contract subject to the provisions discussed under Option B above.

We will reduce the amount of death benefit proceeds by any applicable state premium taxes and by any required income tax withholdings.

If you die before age 65, the death payment will be at least equal to the total payments you made into the account prior to any deductions, reduced by any redemptions or transfers.

The beneficiary must elect one of the above described options within 30 days of the close of the accounting year in which your death or the beneficiary's death occurs. Otherwise, if your account is at least $3,500, we will apply the accumulation account, to start a 60-month period certain variable annuity for the beneficiary (see "Forms of Variable Annuities") and if your account is less than $3,500, we will make a cash payment described in Option A.

Annuity Period:If you die on or after the date your annuity payments start, we will only make payments as provided under the form of annuity selected. You may elect that the current value of any annuity payments to which your beneficiary becomes entitled, be paid in one sum. Otherwise, your beneficiary who becomes entitled to annuity payments may elect that the current value of the remainder of the payments be paid in one sum.

In every case, however, the remaining portion of your interest, once distribution has started to you, must continue to be distributed at least as rapidly as under the method of distribution used prior to your death. If distribution has not yet started to you, the entire interest must be distributed within 5 years of your death unless payable to a designated beneficiary or your spouse.

Distributions to a designated beneficiary must begin within one year of your death and be in equal payments over the beneficiary's life or life expectancy. The rules are the same if the distribution is payable to your spouse, except that payments may be held off until any time prior to your spouse reaching age 70 1/2.

NON-ASSIGNABILITY OF BENEFITS

Any benefits which become payable to you or your beneficiary may not be assigned, alienated or otherwise subject to attachment, garnishment or other legal process, except following a qualified domestic relations order.

CONTRACT PURCHASES AND VALUES

How to Purchase a Contract:Group Tax Deferred Variable Annuities are sold to contractholders primarily by people who are licensed insurance agents or brokers for CG Life who are authorized by law to sell life and other forms of insurance and variable annuities. These individuals may be registered representatives of CIGNA Financial Services, Inc. which is a broker-dealer, or through other licensed broker-dealers.

A contract may be purchased when a completed application and other required forms are delivered to the soliciting agent who will forward them to us.

If the application is complete and correct when we receive it, and if all other required information has been received at our Annuity Service Center, we will issue the contract and deliver it to the contractholder within six weeks.

Purchase Payment:The minimum initial purchase payment is $10,000 for a contractholder and $200 for each participant. There is a minimum requirement of 10 participants. Each participant is required to make a minimum payment each year. After a contract is issued, the contractholder may make purchase payments by sending checks directly to our Annuity Service Center. The maximum amount of payment annually is determined for each participant under limits set forth in IRS regulations (Section 403(b) of the Internal Revenue Code of 1986). We may reject any purchase payment if it is less than the minimum amount or not in proper order.

A salary reduction plan authorizes your employer to take deductions of a set amount from your salary and send these amounts to us as purchase payments. We assume no liability for any amounts deducted until they are received in full at our Annuity Service Center.

Application of Net Purchase Payments:We will reduce a purchase payment by a sales charge and any applicable state premium tax to determine the net purchase payment. When a contract is purchased, we will determine the net purchase payment within two business days. If any of the required material is incomplete, incorrect, or if the purchase payment has not been made, then we may delay issuing a contract or crediting a subsequent purchase payment.

Crediting Accumulation Units:Accumulation units represent the value of your VAA-I account. We credit accumulation units to your account each time we receive a purchase payment. We determine the number of accumulation units credited to your account and is determined by dividing the net purchase payment allocated by the accumulation unit value at that time. The number of accumulation units will not change because of a subsequent change in the value of the unit, but the dollar value of an accumulation unit will vary to reflect the investment experience of the class of fund shares.

Value of an Accumulation Unit:The original value of an accumulation unit is established at $1 as of the date the fund shares were first purchased. The value of accumulation units after this, is determined by multiplying the value of an accumulation unit for the immediately preceding valuation date, by a net investment factor for the valuation period ending on that date.

The gross investment rate is equal to the investment income for the valuation period, plus capital gains and minus capital losses for the period, whether realized or unrealized, divided by the value of the assets at the beginning of the valuation period. The gross investment rate may be positive or negative.

Right to Cancel:The contractholder may cancel the contract by delivering or mailing a written notice or sending a telegram to us at our Annuity Service Center and returning the contract before midnight of the 10th day after the date of receipt of notice of cancellation. We will return all amounts due to the contractholder within 7 days after receipt of the notice of cancellation and the returned contract. The contractholder bears the investment risk with respect to amounts allocated to the separate account for the period from the date the purchase payment was credited to the contract to the date that we receive the returned contract. Cancellation entitles the contractholder to an amount equal to:

 . the difference between the amount of the purchase payment, including any contract fees and other charges, and the amount allocated to the separate account; plus

 . the value of the accumulation account of the contractholder on the date we receive the returned contract.

ANNUITY SERVICE CENTER

Please direct all inquiries to: CIGNA Annuity Service Center, P.O. Box 724257, Atlanta, Georgia 31139. Any notices or elections will only be effective when we receive them in writing at our Annuity Service Center.

Reports: We will send you, and each beneficiary for whom an accumulation account is maintained, an annual statement showing the number of accumulation units credited to you or the beneficiary and the accumulation unit value. In addition, we will send each person having voting rights in VAA-I, required reports or prospectuses covering the account and the Fund.

REDEMPTIONS

We will honor any written request for a cash payment within seven days after we receive the request at our Annuity Service Center. We may only defer this payment:

 . when the New York Stock Exchange is closed other than customary weekend and holiday closings or during the time when trading on the Exchange is restricted:

 . when an emergency precludes the disposal of securities held in the fund or makes it unreasonably difficult to determine the value of the fund's net assets, or when the Securities and Exchange Commission permits for the protection of security holders.

IRS regulations restrict when you can make a cash withdrawal with respect to 403(b) plans. This provision conflicts with securities law requirements that generally require that cash withdrawals may not be restricted except as described above. In order to qualify as a tax deferred annuity under IRS regulations, we rely on a "no action" letter issued by the Office of Insurance Products and Legal Compliance of the Securities and Exchange Commission, which permits restriction on cash distributions to participants of their salary deduction contributions to the extent necessary to comply with Section 403(b)(11)of the Internal Revenue Code.

We are complying with the provisions of this "no action" letter which require:

(1) disclosure of redemption restrictions in this prospectus and through sales representatives who solicit potential participants; and

(2) a signed statement we obtain from you prior to the time contributions are to begin under the plan. It says you understand the redemption restrictions and the investment alternatives available to which you may elect to transfer your accumulated account's value.

Your accumulation account will be canceled when you terminate your employment or at the time a cash payment becomes effective. In this event we will pay an amount equal to the account's value (if the value of your account under any associated contract does not exceed $500), less the administration charge. Any applicable redemptions will also be deducted. This payment will be in lieu of all other rights and benefits under the contract.

If your accumulation account is canceled as a result of a redemption, no further payments will be made to that account without our consent unless you have an associated contract.

You may not elect to redeem your value in the contract once an annuity has started, unless specifically provided for under the annuity payout selected by you.

Amounts you withdraw prior to the annuity commencement date may be subject to an additional income tax and immediate taxation of amounts attributable to investment gain.

TRANSFERS

Transfers Between Group Variable Annuity Contracts:You,or a beneficiary for whom an accumulation account is maintained, may choose to transfer all or a portion of your contract value to an associated fixed-dollar contract we issue unless prohibited by state law or your retirement plan. Your retirement plan may also limit the frequency of such transfers. You may not transfer between contracts if it is prohibited by state law or your retirement plan.

The number of accumulation units credited in a associated fixed-dollar contract will be equal to the dollar value of the amount transferred, divided by the current value of one accumulation unit in the new contract.

Participants and beneficiaries who are thinking of making a transfer should carefully consider their annuity objectives and the investment objectives of fund shares. Frequent transfers may not be consistent with the long-term objectives of the contract.

Transfer Payments to the Group Variable Annuity Contract:If you are covered under an associated fixed-dollar contract or under any other group annuity contract we issue, and payments under that contract are subject to the provisions of Section 403(b) of the Internal Revenue Code, you may transfer payments made from that contract to your accumulation account.

The associated fixed-dollar contract may further restrict transfer payments. Amounts transferred will be credited to your accumulation account without charge.

Transfer Payments from the Group Variable Annuity Contract:If we issue an associated fixed-dollar contract, you or a beneficiary for whom we maintain an accumulation account, may request that we cancel all or part of the accumulation account and transfer all or part of the value to an account in an associated contract, without a deduction for the administration charge.

If you should become covered under another one of our group annuity contracts, due to a change of an employer,and payments under that contract conform to IRS 403(b) regulations, you may elect to transfer your accumulation account value, computed as of the date such request becomes effective, less the administration charge.

If payments under the contract have been discontinued, the contractholder may file written notice with us that they have another funding agent. In this event, you may elect to transfer to the new funding agent. We must receive this election at our Annuity Service Center within 90 days after the date the notice designating a successor funding agent is received. The effective date of this election will be at the end of the 90-day period. Payment will be made within seven days of the effective date.

Substituted Securities or Change in Operations:If shares of the fund are not available, or if we feel that, investment in shares of the fund is no longer appropriate in view of the Fund's purpose, we may substitute shares of another registered, open-end investment company for fund shares held in VAA-I, or new purchase shares purchased instead of fund shares. Approval of the Securities and Exchange Commission as well as the vote of a majority of those persons having a voting interest in VAA-I are required for this to occur.

We may also sell other forms of variable annuity contracts from time to time, such as flexible payment individual contracts. We also have the right to amend our contract with the contractholder to meet any federal or state laws or regulations.

TAX INFORMATION

Because of the complexity of the law and the fact that tax results are different for each of us, you should consult a qualified tax advisor concerning all tax matters related to VAA-I. The following information regarding federal taxes is general and not meant to cover all tax questions you might have. State income or estate tax considerations are not covered here. Also, this discussion only relates to tax laws now in effect.

Federal Tax Status:CG Life is taxed as a life insurance company under IRS regulations. The operations of VAA-I are part of the total operations of CG Life and are not taxed separately. Investment gains of VAA-I are not taxable until you receive them in the form of a cash redemption or in the form of annuity payments. Cash redemptions generally are taxed as ordinary income in the year received, and may be subject to an additional tax under certain circumstances. Annuity payments are taxed as ordinary income. Annuity payments at the time of retirement may be taxed at a lower rate due to a reduced income and a larger exemption.

Because VAA-I is a qualified variable annuity contract for federal income tax purposes, you are able to defer federal income taxes on increases in the value of your contributions until such time as withdrawals are made in the form of annuity payments or as a death benefit.

The IRS requires that the assets in variable annuity contracts be "adequately diversified". We believe that the structure of the separate account for VAA-I satisfies the requirements of this regulation.

Tax Qualified Contracts: Certain tax exempt organizations, including educational institutions, are able to purchase annuity contracts for their employees' 403
(b) annuity plans. Generally, these plans have the following attributes:

 . contributions through salary reductions to the extent permitted by law;

 . tax deferral of investment income;

 . restrictions on withdrawals of cash amounts; and

 . taxation at the time of withdrawal or payment.

Certain distributions prior to age 59 1/2 are considered premature and may result in a 10% additional income tax. In addition, the IRS requires that tax-qualified retirement plans generally provide for the beginning of retirement benefits no later than either:

 . April 1 of the year following the year in which you reach age 70  1/2; or

 . if later, and you are not a 5% owner in the year in which you retire.

Taxation of the Separate Account: Under current IRS regulations, we pay no taxes on the investment income and capital gains of the separate account. Accordingly, we currently make no adjustments for federal income taxes or benefits in connection with VAA-I. If the IRS regulations change in this regard, we will make necessary changes to remain in compliance.

Tax Withholding and Reporting: We may be required under federal income tax law to withhold certain amounts from your payments. If you receive a periodic annuity payment, we may be required to withhold amounts as if you were receiving wages as an employee and we were your employer. Also, certain eligible rollover distributions are subject to mandatory federal income tax withholding at a rate of 20 percent, unless paid directly to an eligible retirement plan through a direct rollover. Likewise, we are required to withhold amounts unless you elect against tax withholding in a manner prescribed by the U.S. Treasury Department.

We will give you a written explanation of the rollover options and related rules prescribed by the Secretary of the Treasury. We also are required to report information on full and partial distributions as well as annuity payments on forms required by IRS law. We may also be required to report information on distributions to taxing authorities.

State Regulations: We are subject to the laws of the State of Connecticut governing insurance companies and to regulation by the Connecticut Commissioner of Insurance. We file annual statements with the state, and other states and jurisdictions covering our operation. Our books and assets are subject to review or examination by the Commissioner or his or her agents at all times. State insurance examiners conduct a full examination of our operation periodically. Connecticut law does not involve supervision of our investment management or policy, however.

LEGAL PROCEEDINGS

There are no material legal proceedings to which VAA-I is a party or which would materially or adversely affect it.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

We are a stock life insurance company known as Connecticut General Life Insurance Company chartered by the State of Connecticut on June 22, 1865. We are licensed to write life insurance, annuities, and accident and health insurance in all 50 states, the District of Columbia, Puerto Rico, Taiwan and certain Canadian provinces. We are located at 900 Cottage Grove Road, Bloomfield, Connecticut, and have a mailing address of P.O. Box 2975, Hartford, Connecticut 06104. We conduct administrative processing of retirement plan accounts invested in VAA-I at our CIGNA Annuity Service Center, P.O. Box 724257, Atlanta, Georgia 31139.

Connecticut General Life Insurance Company is a wholly owned subsidiary of Connecticut General Corporation. Connecticut General Corporation is a wholly owned subsidiary of CIGNA Holdings, Inc., which in turn, is a wholly owned subsidiary of CIGNA Corporation, an insurance and financial service holding company.

Under Connecticut insurance law, the income, gains or losses of VAA-I are credited to or charged against the assets of the fund without regard to other income gains or losses of CG Life. Similarly, the assets in VAA-I are not charged with any liabilities arising out of any other business conducted by CG Life. All obligations arising under VAA-I, including the promise to make annuity payments, are general corporate obligations of CG Life, with all of our assets available to meet these obligations and expenses.

YEAR 2000 PREPAREDNESS

Many existing computer programs are unable to recognize dates after December 31, 1999. While Year 2000 computer problems could have a negative impact on the operations and investments of VAA-I or relating to the contract, we are working to avoid such problems and to obtain assurances from our service providers that they are taking similar steps. No assurances, though, can be provided. You may find further information about our Year 2000 preparedness in the filings of CIGNA Corporation, our parent company, which have been filed with the Securities and Exchange Commission.

                               TABLE OF CONTENTS
                                    OF THE
                      STATEMENT OF ADDITIONAL INFORMATION


The Statement of Additional Information includes a description of the following items:

1. General Information and History
2. Services
3. Purchase of Securities Being Offered
4. Principal Underwriters
5. Annuity Payments
6. Financial Statements
 . CG Variable Annuity Account-I
 . CG Life

To obtain a copy of the Statement of Additional Information for the Group Tax Deferred Variable Annuities Contract, detach and mail this form to:

TO: Connecticut General Life Insurance Company
    Legislative Document Services - HO5D
    P.O. Box 2975
    Hartford, CT 06104

I have been furnished with a Prospectus of CG Life VAA-I dated April 30, 1999, describing the Group Tax Deferred Variable Annuities Contract. Please send me a copy of the Statement of Additional Information pertaining to such Contract.


NAME:
     ------------------------------------
               (Please Print)

Mailing
Address:
      -----------------------------------
             Street or P.O. Box


      -----------------------------------
      City        State         Zip Code

Date:  ------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

                         CG VARIABLE ANNUITY ACCOUNT I


     X      GROUP TAX DEFERRED VARIABLE ANNUITIES (the "Contract")
  -------


                                   issued by
            Connecticut General Life Insurance Company  ("CG Life")
                              Hartford, CT 06152

                          Telephone No. 860-726-6000



This statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus for the Contract offered by CG Life through its CG Variable Annuity Account I. The Prospectus has the same date as this Statement of Additional Information. A copy of the Prospectus may be obtained by writing to Connecticut General Life Insurance Company, LDS - HO5D
P. O. Box 2975, Hartford, Connecticut 06104.


April 30, 1999

                               TABLE OF CONTENTS

   ITEMS                                                    PAGE
   -----                                                    ----
   General Information and History                            1
   Services                                                   1
   Purchase of Securities Being Offered                       2
   Underwriters                                               3
   Annuity Payments                                           3
   Financial Statements                                       4

                        GENERAL INFORMATION AND HISTORY

CG Life is a stock life insurance company specially chartered by the State of Connecticut on June 22, 1865. It is licensed to write life insurance, annuities, and accident and health insurance in all fifty states, the District of Columbia, Puerto Rico, Taiwan and certain Canadian provinces. Its Home Office is located at 900 Cottage Grove Road, Bloomfield, Connecticut and its mailing address is Hartford, Connecticut 06152.

The financial statements of CG Life which are part of this Statement of Additional Information are to be considered only to the extent that they bear upon the ability of CG Life to meet its obligations under the Contract, which include death benefits and its assumption of the mortality and expense charge.

Security Ownership of CIGNA:
----------------------------

CG Life is a wholly owned subsidiary of Connecticut General Corporation ("CGC"). CGC is a wholly owned subsidiary of CIGNA Holdings, Inc. which, in turn, is a wholly owned subsidiary of CIGNA Corporation, an insurance and financial services holding company organized to effect the combination of CGC and INA Corporation, (Insurance Company of North America), which became effective March 30, 1982. CIGNA Corporation is publicly held and, as of the date of this prospectus, has no information that any person or concern beneficially owns more than five percent of the outstanding common stock, except as reported on one
Schedule 13G received in February 1999.

CIGNA advises that Sanford C. Bernstein & Co., Inc ("Sanford Bernstein"), 767 Fifth Avenue, New York, NY 10153, reported that as of December 31, 1998 it held 18,836,626 shares, or 9.1%, of the outstanding common stock of CIGNA. Sanford Bernstein also reported sole voting power as to 10,300,452, shared voting power as to 2,248,782, and sole dispositive power as to 18,836,626 of these shares. Wellington Management Company, LLP ("Wellington"), 75 State Street, Boston, MA 02109, reported that as of December 31, 1998 it held 11,704,980 shares, or 5.67%, of the outstanding common stock of CIGNA. Wellington also reported sole voting power as to none, shared voting power as to 1,492,130, and shared dispositive power as to all of these shares.

                                   SERVICES

Safekeeping of Assets:
---------------------

All assets of the Separate Account are held in custody for safekeeping by the Separate Account. The assets of the Separate Account are held separate and apart from assets of other accounts. Shares of CIGNA Variable Products S&P 500 Index Fund (The "Fund"), if issued, may be left on deposit with the shareholder servicing agent of the Fund. The Separate Account will maintain a record of all purchases and redemptions for shares of the Fund by the Separate Account. Additional protection for the assets of the Separate Account is afforded by CG Life's fidelity bond, presently in the amount of $50 million, covering all officers and employees of CG Life.

The Custodian:

CG Life executed an agreement as of April 30, 1975 with State Street Bank and Trust Company ("State Street Bank"), pursuant to which Fund shares and other assets credited to VAA-I will be held in the custody of State Street Bank. State Street Bank is a Massachusetts trust company having its principal place of business at Boston, Massachusetts 02107.

The Agreement of Custodianship provides that State Street Bank will purchase fund shares at their net asset value with net payments received from CG Life. Purchases will be made by the Custodian at the net asset value of Fund shares determined as of the end of the valuation period in which the payments are received by CG Life. State Street Bank will reinvest all cash distributions of the Fund and effect redemptions of Fund shares in accordance with instructions from persons having voting rights in respect of Fund shares (see "Voting Rights"). In addition, State Street Bank will be responsible for maintaining appropriate records with respect to all transactions in Fund shares relative to VAA-I.

The agreement requires State Street Bank to have at all times an aggregate capital, surplus, and undivided profits of not less than $2,000,000 and prohibits resignation by State Street Bank until (a) VAA-I has been completely liquidated and the proceeds of such liquidation properly distributed or (b) a successor custodian bank having the qualifications enumerated above shall have agreed to serve as custodian. Subject to these conditions the Agreement of Custodianship may be terminated by either party upon 30 days of written notice. For its service as custodian, State Street Bank will be paid a fee to be agreed upon form time to time by State Street Bank and CG Life. The fee shall be paid by CG Life and in no event may State Street Bank charge or collect against or from the property held by it pursuant to the Agreement of Custodianship any of its fees or expenses without the prior written consent of CG Life. In addition, CG Life has agreed to indemnify State Street Bank for any liability arising in connection with its services as custodian so long as such liability is not attributable to the negligence or bad faith of State Street Bank.

Independent Accountants:
-----------------------

PricewaterhouseCoopers LLP acts as independent accountants for CG Variable Annuity Accounts and CG Life. Its offices are at One Financial Plaza, Hartford, CT 06103. As independent accountants, PricewaterhouseCoopers LLP annually performs an audit of the financial statements of the CG Variable Annuity Account I and CG Life.

                     PURCHASE OF SECURITIES BEING OFFERED

The Contract is sold primarily by persons who are insurance agents of or brokers for CG Life authorized by applicable law to sell life and other forms of personal insurance and who are similarly authorized to sell variable annuities. These persons may be registered representatives of CIGNA Financial Services, Inc. ("CFS") Hartford, Connecticut, a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. CFS is organized under the laws of Connecticut and is a wholly owned subsidiary of Connecticut General Corporation, which is wholly owned by CIGNA Holdings, Inc., which is in turn a wholly owned subsidiary of CIGNA Corporation. Effective December 1, 1997, CFS replaced CIGNA Financial Advisors, Inc. as the principal underwriter for the contracts. The Contract may also be sold through other broker-dealers registered under the Securities Exchange Act of 1934 whose representatives are authorized by applicable law to sell variable annuity contracts.

                                 UNDERWRITERS

(a) The principal underwriter of the Contract is CIGNA Financial Services, Inc. ("CFS"), Hartford, Connecticut, a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.

(b)  The Contract is offered on a continuing basis.

(c) The following table sets forth the aggregate amount of sales load charge paid to CG Life, for each of the calendar years 1995 to 1998, with respect to VAA-I Group Tax Deferred Variable Annuities and Group Variable Annuities for Qualified Retirement Plans. Commencing in 1991, payments to CG Life are made through the General Account. In prior years, payments were made through VAA-I.

                     Year                          Amount
                     ----                          ------
                     1998                         $ 11,019
                     1997                         $ 19,866
                     1996                         $ 26,146
                     1995                         $ 24,885


                               ANNUITY PAYMENTS

Annuity Payments - General:
--------------------------

As described in the Prospectus, Annuity Payments will be determined on the basis of (I) the table specified in the Contract which reflects the adjusted age of the Annuitant, (ii) the type of annuity payout option selected, and (iii) the investment performance of the underlying Fund shares. The amount of Annuity Payments will not be adversely affected by adverse mortality experience or any increase in the expenses of CG Life in excess of the charges specified in the Contract. If CG Life is required to withhold certain amounts from annuity payments in compliance with Federal or State Law relating to collection of income taxes at the source of payment, the amount so required will be deducted from each payment.

Determination of Monthly Annuity Payments:
-----------------------------------------

The Contract contains tables indicating the dollar amount of the first monthly Annuity Payment which can be purchased with each $1,000 of value accumulated under the Contract. These tables include an "assumed investment return," which is the annual rate of return, expressed as a percentage, that the Contract assumes assets invested in the underlying Fund will achieve each year. The assumed investment return is the measuring point for subsequent Annuity Payments. If the actual net investment rate (on an annual basis) equals the assumed investment return and remains constant, the Annuity Payments will remain constant. If the actual net investment rate exceeds the assumed investment return, the Annuity Payments will increase at a rate equal to the amount of such excess. Conversely, if the actual rate is less than the assumed investment return, Annuity payments will decrease.

The selection of the assumed investment return rate is made by the Contractholder from a range made available by CG Life, and is used to determine the purchase rates for all annuities effected under the Contract. Assumed investment returns of from 3% to 5% are normally available.

The assumed investment return may be changed, by amendment of the Contract, with respect to annuities effected on or after the date of change.

To determine the amount of the first monthly Variable Annuity payment, the amount available to effect the Variable Annuity is multiplied by the appropriate annuity purchase rate from the table specified in the Contract.

Each monthly Variable Annuity payment thereafter is determined by multiplying the amount of Annuity Units attributable to the Annuitant by the value of the Annuity Unit for the Valuation Date immediately preceding the payment date.

                             FINANCIAL STATEMENTS

The following pages set forth the financial statements of:

(a)  Connecticut General Life Insurance Company
     CG Variable Annuity Account I

(b)  Connecticut General Life Insurance Company
     Consolidated Financial Statements

Report of
Independent Accountants


To the Board of Directors and Participants of CG Variable Annuity Account I of
Connecticut General Life
Insurance Company


In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the selected per unit data and ratio present fairly, in all material respects, the financial position of CG Variable Annuity Account I (the "Account") of Connecticut General Life Insurance Company at December 31, 1998, the results of its operations and the changes in its net assets and the selected per unit data and ratio for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and selected per unit data and ratio (hereafter referred to as "financial statements") are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP


Hartford, Connecticut
February 19, 1999

CG VARIABLE ANNUITY ACCOUNT I

Statement of
Assets and Liabilities

December 31, 1998

Assets:
  Investment in CIGNA Variable Products S&P 500 Index Fund
    at net asset value, 4,475,512 shares at $19.73 per share
    (cost $49,531,762; net unrealized appreciation $38,770,090)
                                                                   $88,301,852
                                                                   -----------
                 Total assets                                       88,301,852
                                                                   -----------

Liabilities:
 Payable to Connecticut General Life Insurance Company                 188,653
                                                                   -----------
                 Total liabilities                                     188,653
                                                                   -----------
Net Assets:                                                        $88,113,199
                                                                   ===========



Net Assets Represented by:

                                         Accumulation     Unit
                                             Units       Value
                                         ------------  --------
Group contracts:
  50 participants or more                   194,725    $253.841    $49,429,189
  Less than 50 participants                  31,203     235.328      7,342,940
  Tax-deferred annuity contracts issued
    after May 1, 1976                        87,440     206.981     18,098,419

Individual contracts:
  Variable annuity contracts                 16,696     218.379      3,646,056
  Flexible annuity contracts                 15,548     205.797      3,199,732

Reserve for variable annuity contracts
  in distribution period                                             6,396,863
                                                                   -----------

                                                                   $88,113,199
                                                                   ===========

CG VARIABLE ANNUITY ACCOUNT I

Statement of Changes in Net Assets

Year ended December 31,                              1998           1997
                                                  -----------    -----------
From Operations:
Investment Income -- net                          $ 1,546,217    $ 1,167,000
Realized gain on investments -- net                 3,669,899      2,401,283
Change in unrealized appreciation
  on investments -- net                            15,023,546     12,891,218
                                                  -----------    -----------
Increase in net assets resulting
  from operations                                  20,239,662     16,459,501
                                                  -----------    -----------

From Unit Transactions:
Participant contributions -- net                      527,075        697,550
Amount transferred out of Account -- net             (717,670)      (488,998)
Withdrawal of funds on terminated contracts -- net (6,588,990)    (3,025,087)
Annuity benefit distributions                      (1,061,549)      (972,942)
Mortality guarantee adjustment                       (277,383)       539,849
Equalization adjustment                                14,272        (38,853)
                                                   ----------    -----------

Decrease in net assets derived
  from unit transactions                           (8,104,245)    (3,288,481)
                                                  -----------    -----------

Increase in Net Assets                             12,135,417     13,171,020

Net Assets:
Beginning of year                                  75,977,782     62,806,762
                                                  -----------    -----------

End of year                                       $88,113,199    $75,977,782
                                                  ===========    ===========

The Notes to Financial Statements are an integral part of these statements.

CG VARIABLE ANNUITY ACCOUNT I

Notes to
Financial Statements

The Account is registered as a Unit Investment Trust under the Investment Company Act of 1940, as amended. The operations of the Account are part of the operations of Connecticut General Life Insurance Company (CG Life).These financial statements have been prepared in conformity with generally accepted accounting principles, and reflect management's estimates and assumptions, such as those regarding fair market value and reserve assumptions, that affect recorded amounts. Actual results could differ from those estimates. Significant estimates are discussed throughout the Notes to Financial Statements. Certain reclassifications have been made to prior years' amounts to conform with the 1998 presentation.

1. The following is a summary of significant accounting policies consistently applied in the preparation of the Account's financial statements:

  A. The investment in CIGNA Variable Products S&P 500 Index Fund (Fund)shares is valued at the closing net asset value per share as determined by the Fund on December 31, 1998. The Fund was organized by CG Life in 1968.

  B. The amount of the reserve for contracts in the distribution period is determined by actuarial assumptions which meet statutory requirements. Gains or losses resulting from actual mortality experience, the full responsibility for which is assumed by CG Life, are offset by transfers to or from CG Life.

  C. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed), and income is recorded on the ex-dividend date. Cost of investments sold is determined on the basis of the last-in, first-out method.

  D. The operations of the Account are included in, and taxed as part of, CG Life as a life insurance company. Under Internal Revenue Code Section 817 there is no taxable income attributable to the Account.

2. Under the terms of the annuity contracts, the Individual participant can elect either a fixed or variable annuity benefit at retirement. The Group participant can elect either a fixed or variable annuity benefit during the accumulation phase and at retirement. The assets providing for the variable annuity benefit will be invested in the Fund, and the fixed annuity contract will be purchased from the Account's sponsor, CG Life.

                                     1998           1997
                                   --------       --------
Transfers to CG Life
for purchase of fixed
annuity contracts during
accumulation phase
(included in net
amount transferred
out of Account)                    $800,775        $669,730

Transfers from CG Life
for purchase of variable
annuity contracts during
accumulation phase
(included in net amount
transferred out of Account)        $106,990        $193,338

Transfers from
accumulation period
to distribution period             $ 23,885        $ 12,606

3. The cost of investments represents the accumulated cost of Fund shares purchased by the Account at net asset value with net participant contributions received and from reinvestment of all distributions made by the Fund.

4. Participant contributions are net of premium taxes (if any) and sales load of $11,019 and $17,975 for the years ended December 31, 1998 and 1997, respectively. These amounts are deducted from participant contributions and paid to CG Life in accordance with the contract. Mortality and expense risk charges, which generally range from 0.25% to 0.60%, depending on contract size are, also paid to CG Life.

CG VARIABLE ANNUITY ACCOUNT I

Notes to
Financial Statements (con'd)

5. Withdrawal of funds on terminated contracts is net of administrative charges of $7,928 and $9,552 for the years ended December 31, 1998 and 1997, respectively. These amounts are paid to CG Life in accordance with the contract.

6. Contracts are sold primarily by persons who are insurance agents of or brokers for CG Life authorized by applicable law to sell life and other forms of personal insurance and who are similarly authorized to sell variable annuities. These persons are for the most part registered representatives of CIGNA Financial Services, Inc.

CG VARIABLE ANNUITY ACCOUNT I

Statement of Operations


Year ended December 31,                                1998            1997
                                                   -----------     -----------
Investment Income
  Dividends                                        $ 1,935,734     $ 1,466,855
  Expenses:
    Mortality and expense risk                         389,517         299,855
                                                   -----------     -----------
  Investment Income -- Net                           1,546,217       1,167,000
                                                   -----------     -----------
Realized Gain on Investments:
  Proceeds from sale of shares                      10,221,692       6,747,450
  Cost of shares sold                                7,208,088       6,022,719
                                                   -----------     -----------
  Realized gain from security
    transactions -- net                              3,013,604         724,731
  Capital gains distribution                           656,295       1,676,552
                                                   -----------     -----------
  Realized Gain on
    Investments -- Net                               3,669,899       2,401,283
                                                   -----------     -----------
Unrealized Appreciation
on Investments:
  Beginning of year                                 23,746,544      10,855,326
  End of year                                       38,770,090      23,746,544
                                                   -----------     -----------
  Change in Unrealized Appreciation
    on Investments -- Net                           15,023,546      12,891,218
                                                   -----------     -----------
Increase in Net Assets Resulting from
Operations                                         $20,239,662     $16,459,501
                                                   ===========     ===========


Ratio of Net Investment Income to Average
Net Assets                                              1.885%.         1.682%.

Number of Accumulation Units Outstanding
at End of Period                                       345,612         377,258

The Notes to Financial Statements are an integral part of these statements.

CG VARIABLE ANNUITY ACCOUNT I

Notes to
Financial Statements (Continued)

7. ACCUMULATION UNITS INFORMATION

                                                SCHEDULE OF SELECTED PER UNIT DATA
                                                ----------------------------------
                                                                                      December 31,
                                                        --------------------------------------------------------------------
Group Contracts:                                          1998           1997           1996           1995           1994
                                                        --------        -------        -------        -------        -------
     50 participants or more:

     Net asset value:
     ----------------------------------
     Beginning of year                                  $197.749       $148.759       $121.763       $ 89.219       $ 88.848
     End of year                                         253.841        197.749        148.759        121.763         89.219
                                                        --------        -------        -------        -------        -------
        Net increase in net asset
        value resulting from operations                 $ 56.092       $ 48.990       $ 26.996       $ 32.544       $ 0.371
                                                        ========        =======        =======        =======        =======
     Accumulation units outstanding:
     ----------------------------------
     End of year                                         194,725        216,798        238,436        261,172        308,233
                                                        ========        =======        =======        =======        =======
     Less than 50 participants:

     Net asset value:
     ----------------------------------
     Beginning of year                                  $183.806       $138.631       $113.772       $ 83.580       $ 83.449
     End of year                                         235.328        183.806        138.631        113.772         83.580
                                                        --------        -------        -------        -------        -------
        Net increase in net asset
        value resulting from operations                 $ 51.522       $ 45.175       $ 24.859        $30.192        $ 0.131
                                                        ========        =======        =======        =======        =======
     Accumulation units outstanding:
     ----------------------------------
     End of year                                          31,203         35,265         37,135         45,992         50,443
                                                        ========        =======        =======        =======        =======
     Tax-deferred annuity contracts
     issued after May 1, 1976:

     Net asset value:
     ----------------------------------
     Beginning of year                                  $161.809       $122.149       $100.335       $ 73.775       $ 73.725
     End of year                                         206.981        161.809        122.149        100.335         73.775
                                                        --------        -------        -------        -------        -------
        Net increase in net asset
        value resulting from operations                 $ 45.172       $ 39.660       $ 21.814       $ 26.560       $  0.050
                                                        ========        =======        =======        =======        =======
     Accumulation units outstanding:
     ----------------------------------
     End of year                                          87,440         91,439         98,421        115,290        121,840
                                                        ========        =======        =======        =======       ========

CG VARIABLE ANNUITY ACCOUNT I

Notes to
Financial Statements (Continued)

7. ACCUMULATION UNITS INFORMATION


                                                                                      December 31,
                                                        --------------------------------------------------------------------
Individual Contracts:                                     1998           1997           1996           1995           1994
                                                        --------        -------        -------        -------        -------
     Variable annuity contracts:

     Net asset value:
     ----------------------------------
     Beginning of year                                  $170.976       $129.262       $106.339       $ 78.306       $ 78.370
     End of year                                         218.379        170.976        129.262        106.339         78.306
                                                        --------        -------        -------        -------        -------
        Net increase (decrease) in net
        asset value resulting from operations           $ 47.403       $ 41.714       $ 22.923       $ 28.033       $ (0.064)
                                                        ========        =======        =======        =======        =======
     Accumulation units outstanding:
     ----------------------------------
     End of year                                          16,696         17,789         18,959         19,685         23,011
                                                        ========        =======        =======        =======        =======
     Flexible annuity contracts:

     Net asset value:
     ----------------------------------
     Beginning of year                                  $161.689       $122.670       $101.272       $ 74.835       $ 75.158
     End of year                                         205.797        161.689        122.670        101.272         74.835
                                                        --------        -------        -------        -------        -------
        Net increase (decrease) in net
        asset value resulting from operations           $ 44.108       $ 39.019       $ 21.398       $ 26.437       $ (0.323)
                                                        ========        =======        =======        =======        =======
     Accumulation units outstanding:
     ----------------------------------
     End of year                                          15,548         15,967         16,652         17,502         19,687
                                                        ========        =======        =======        =======        =======

     8. DIVERSIFICATION REQUIREMENTS
     ----------------------------------

     Under the provisions of Section 817(h) of the Internal Revenue Code (Code), a variable annuity contract, other than a Contract issued in conjunction with certain types of employee benefit plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the adequately diversified requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements, as set forth in regulations issued by the Secretary of the Treasury.

     The Secretary of the Treasury has issued regulations under Section 817(h) of the Code. CG Life believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

                           CONNECTICUT GENERAL LIFE

                               INSURANCE COMPANY

                       CONSOLIDATED FINANCIAL STATEMENTS


                               DECEMBER 31, 1998

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholder of Connecticut General Life Insurance Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, comprehensive income and changes in shareholder's equity and of cash flows present fairly, in all material respects, the financial position of Connecticut General Life Insurance Company and its subsidiaries at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.



PRICEWATERHOUSECOOPERS LLP
February 9, 1999

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                        CONSOLIDATED STATEMENTS OF INCOME


(In millions)
-------------------------------------------------------------------------------------
For the years ended December 31,                    1998          1997           1996
-------------------------------------------------------------------------------------
REVENUES
Premiums and fees                               $  5,683      $  5,376       $  5,314
Net investment income                              2,637         3,139          3,199
Realized investment gains                             93            45             37
Other revenues                                       427            10              9
                                                 -------       -------        -------
    Total revenues                                 8,840         8,570          8,559
                                                 -------       -------        -------

BENEFITS, LOSSES AND EXPENSES
Benefits, losses and settlement expenses           5,802         5,917          6,069
Policy acquisition expenses                           44           122            143
Other operating expenses                           1,763         1,618          1,477
                                                 -------       -------        -------
    Total benefits, losses and expenses            7,609         7,657          7,689
                                                --------       -------        -------

INCOME BEFORE INCOME TAXES                         1,231           913            870
                                                 -------       -------        -------
Income taxes (benefits):
  Current                                            636           347            394
  Deferred                                          (211)          (49)           (81)
                                                 -------       -------        -------
    Total taxes                                      425           298            313
                                                 -------       -------        -------

NET INCOME                                      $    806      $    615       $    557
------------------------------------------------=====================================

The Notes to Financial Statements are an integral part of these statements.

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEETS

--------------------------------------------------------------------------------------------------------------
(In millions, except per share amounts)
--------------------------------------------------------------------------------------------------------------
As of December 31,                                                                  1998                  1997
--------------------------------------------------------------------------------------------------------------
ASSETS
Investments:
   Fixed maturities, at fair value (amortized cost, $16,820; $20,962)            $18,067               $22,323
   Mortgage loans                                                                  8,875                10,090
   Equity securities, at fair value (cost, $62; $75)                                  47                    54
   Policy loans                                                                    6,091                 7,146
   Real estate                                                                       712                   749
   Other long-term investments                                                       159                   166
   Short-term investments                                                             85                   173
                                                                            -------------          --------------
      Total investments                                                           34,036                40,701
Cash and cash equivalents                                                          1,026                   923
Accrued investment income                                                            494                   602
Premiums and accounts receivable                                                     939                   811
Reinsurance recoverables                                                           7,278                 1,271
Deferred policy acquisition costs                                                    187                   834
Property and equipment                                                               365                   291
Deferred income taxes                                                                865                   653
Goodwill and other intangibles                                                       730                   474
Other assets                                                                         236                   276
Separate account assets                                                           34,648                29,217
-----------------------------------------------------------------------------------------------------------------
     Total assets                                                                $80,804               $76,053
----------------------------------------------------------------------------=====================================
LIABILITIES
Contractholder deposit funds                                                     $30,614               $30,449
Future policy benefits                                                             8,286                 8,224
Unpaid claims and claim expenses                                                   1,286                 1,225
Unearned premiums                                                                    162                   260
                                                                            -------------          --------------
     Total contractholder and insurance
       liabilities                                                                40,348                40,158
Accounts payable, accrued expenses and
  other liabilities                                                                2,523                 2,428
Current income taxes                                                                  65                     -
Separate account liabilities                                                      34,340                29,021
-----------------------------------------------------------------------------------------------------------------
     Total liabilities                                                            77,276                71,607
-----------------------------------------------------------------------------------------------------------------
CONTINGENCIES - NOTE 13
SHAREHOLDER'S EQUITY
Common stock (6 shares issued and outstanding)                                        30                    30
Additional paid-in capital                                                         1,072                   766
Net unrealized appreciation, fixed maturities                           243                  282
Net unrealized (depreciation), equity securities                        (25)                 (26)
Net translation of foreign currencies                                     2                    2
                                                                  ----------             --------
Accumulated other comprehensive income                                               220                   258
Retained earnings                                                                  2,206                 3,392
-----------------------------------------------------------------------------------------------------------------
     Total shareholder's equity                                                    3,528                 4,446
-----------------------------------------------------------------------------------------------------------------
     Total liabilities and shareholder's equity                                  $80,804               $76,053
----------------------------------------------------------------------------=====================================

The Notes to Financial Statements are an integral part of these statements.

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
         CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME AND CHANGES IN
                              SHAREHOLDER'S EQUITY


----------------------------------------------------------------------------------------------------------------
(In millions)
----------------------------------------------------------------------------------------------------------------
For the years ended December 31,                 1998                    1997                   1996
----------------------------------------------------------------------------------------------------------------
                                         Compre-      Share-      Compre-     Share-       Compre-     Share-
                                         hensive     holder's     hensive     holder's     hensive     holder's
                                         Income      Equity       Income      Equity       Income      Equity
----------------------------------------------------------------------------------------------------------------
Common stock                                           $  30                   $   30                   $   30

Additional paid-in capital                             1,072                      766                      766


Accumulated other comprehensive
income - beginning of year                               258                      191                      478

Net unrealized appreciation
(depreciation) - fixed maturities         $ (39)         (39)       $  69          69      $  (276)       (276)
Net unrealized appreciation
(depreciation) - equity securities            1            1           (1)         (1)         (12)        (12)
                                      ---------                 ---------                ---------
Net unrealized appreciation
(depreciation) on securities                (38)                       68                     (288)

Net translation of foreign
currencies                                    -            -           (1)         (1)           1           1
                                      ---------                 ---------                ---------
   Other comprehensive
    (loss) income                           (38)                       67                     (287)
                                                   ---------                ---------                ---------
Accumulated other comprehensive
income - end of year                                     220                      258                      191
                                                   ---------                ---------                ---------

Retained earnings - beginning of year                  3,392                    3,177                    3,220
 Net income                                 806          806          615         615          557         557
 Dividends declared                                   (1,992)                    (400)                    (600)
                                                   ---------                ---------                ---------
Retained earnings - end of year                        2,206                    3,392                    3,177
----------------------------------------------------------------------------------------------------------------

TOTAL COMPREHENSIVE
INCOME AND
SHAREHOLDER'S EQUITY                      $ 768       $3,528        $ 682      $4,446      $   270      $4,164
------------------------------------------======================================================================


The Notes to Financial Statements are an integral part of these statements.

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS


(In millions)
--------------------------------------------------------------------------------------------------------------
For the years ended December 31,                                             1998          1997           1996
--------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                               $    806      $    615       $    557
Adjustments to reconcile net income to net cash
  (used in) provided by operating activities:
  Insurance liabilities                                                        67            78             57
  Reinsurance recoverables                                                     (7)           68            (11)
  Premiums and accounts receivable                                           (179)          106             77
  Deferred income taxes, net                                                 (211)          (49)           (82)
  Other assets                                                               (339)          (54)            43
  Deferred policy acquisition costs                                           (12)          (97)           (92)
  Accounts payable, accrued expenses,
    other liabilities and current income taxes                                149            41           (113)
  Depreciation and goodwill amortization                                      113            88             94
  Gain on sale of business                                                   (418)            -              -
  Other, net                                                                  (50)          (99)          (151)
                                                                          -------       -------        -------
      Net cash (used in) provided by operating activities                     (81)          697            379
                                                                          -------       -------        -------
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from investments sold:
  Fixed maturities                                                          2,869         1,583          1,589
  Mortgage loans                                                            1,052           807            640
  Equity securities                                                            15            14             13
  Real estate                                                                  98           401            345
  Policy loans                                                                382             -              -
  Other (primarily short-term investments)                                  6,724         6,447          3,613
Investment maturities and repayments:
  Fixed maturities                                                          2,797         2,394          2,634
  Mortgage loans                                                              421           601            630
Investments purchased:
  Fixed maturities                                                         (3,881)       (4,339)        (3,834)
  Mortgage loans                                                           (1,611)       (1,426)        (1,300)
  Equity securities                                                            (7)           (9)            (3)
  Policy loans                                                                  -           (13)          (207)
  Other (primarily short-term investments)                                 (7,652)       (6,296)        (3,930)
Net cash from disposition of business                                       1,295             -              -
Other, net                                                                   (274)         (102)           (94)
                                                                          -------       -------        -------
  Net cash provided by investing activities                                 2,228            62             96
                                                                          -------       -------        -------
CASH FLOWS FROM FINANCING ACTIVITIES
Contractholder deposit funds:
  Deposits and interest credited                                            7,050         7,634          7,260
  Withdrawals and benefit payments                                         (7,106)       (7,023)        (7,135)
Dividends paid to parent                                                   (1,992)         (400)          (600)
Other, net                                                                      4           (47)             -
                                                                          -------       -------        -------
      Net cash (used in) provided by financing activities                  (2,044)          164           (475)
--------------------------------------------------------------------------------------------------------------
Net increase in cash and cash equivalents                                     103           923              -
Cash and cash equivalents, beginning of year                                  923             -              -
--------------------------------------------------------------------------------------------------------------

Cash and cash equivalents, end of year                                   $  1,026      $    923       $      -
--------------------------------------------------------------------------====================================
Supplemental Disclosure of Cash Information:
  Income taxes paid, net of refunds                                      $    520      $    402       $    385
  Interest paid                                                          $      3      $      5       $      7
--------------------------------------------------------------------------------------------------------------

The Notes to Financial Statements are an integral part of these statements.

                  CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 - DESCRIPTION OF BUSINESS

  Connecticut General Life Insurance Company and its subsidiaries (the Company) provide insurance and related financial services throughout the United States and in many locations worldwide. Principal products and services include group health and life insurance and retirement and investment products and services. The Company is a wholly-owned subsidiary of Connecticut General Corporation, which is an indirect wholly-owned subsidiary of CIGNA Corporation (CIGNA).

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  A) Basis of Presentation: The consolidated financial statements include the accounts of the Company and all significant subsidiaries. These consolidated financial statements have been prepared in conformity with generally accepted accounting principles, and reflect management's estimates and assumptions, such as those regarding medical costs and interest rates, that affect the recorded amounts. Significant estimates used in determining contractholder and insurance liabilities, related reinsurance recoverables, and valuation allowances for investment assets are discussed throughout the Notes to Financial Statements. Certain reclassifications have been made to prior years' amounts to conform with the 1998 presentation.

  B) Recent Accounting Pronouncements: The Company adopted Statement of Financial Accounting Standards (SFAS) No. 131, "Disclosures about Segments of an Enterprise and Related Information," as of December 31, 1998. SFAS No. 131 changes the way segments are structured and requires additional segment disclosures. Prior period information has been restated based on the new requirements. See Note 11 for additional information.

  In 1998, the Financial Accounting Standards Board (FASB) issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS No. 133
   requires that derivatives be reported on the balance sheet at fair value. Changes in fair value are recognized in net income or, for derivatives which are hedging market risk related to future cash flows, in the accumulated other comprehensive income section of shareholders' equity. Implementation is required by the first quarter of 2000, with the cumulative effect of adoption reflected in net income and accumulated other comprehensive income, as appropriate. The Company has not determined the effect or timing of implementation of this pronouncement.

  The American Institute of Certified Public Accountants (AICPA) issued Statement of Position (SOP) 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments," in 1997. SOP 97-3 provides guidance on the recognition and measurement of liabilities for guaranty fund and other insurance-related assessments. Implementation of this pronouncement, which is required by the first quarter of 1999 with the cumulative effect of adopting the SOP reflected in net income, is not expected to have a material effect on results of operations, liquidity or financial condition.

   In 1998, the AICPA issued SOP 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use." SOP 98-1 specifies the types of costs that must be capitalized and amortized over the software's expected useful life and the types of costs which must be immediately recognized as expense. Implementation of this pronouncement is required by the first quarter of 1999 and is not expected to have a material effect on results of operations, liquidity or financial condition.

  In 1998, the AICPA issued SOP 98-7, "Deposit Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk." SOP 98-7 provides guidance on the deposit method of accounting for insurance and reinsurance contracts that do not transfer insurance risk, except for long-duration life and health contracts. Implementation is required by the first quarter of 2000, with the cumulative effect of adopting the SOP reflected in net income in the year of adoption. The Company has not determined the effect or timing of implementation of this pronouncement.

  C) Financial Instruments: In the normal course of business, the Company enters into transactions involving various types of financial instruments, including investments such as fixed maturities and equity securities and off-balance sheet financial instruments such as investment and loan commitments and financial guarantees. These instruments are subject to risk of loss due to interest rate and market fluctuations and most have credit risk. The

Company evaluates and monitors each financial instrument individually and, where appropriate, uses certain derivative instruments or obtains collateral or other forms of security to minimize risk of loss.

  Financial instruments that are subject to fair value disclosure requirements (insurance contracts, real estate, goodwill and taxes are excluded) are carried in the financial statements at amounts that approximate fair value, except for mortgage loans and contractholder deposit funds (non-insurance products). For these financial instruments, the fair value was not materially different from the carrying amount as of December 31, 1998 and 1997. Fair values of off-balance sheet financial instruments as of December 31, 1998 and 1997 were not material.

  Fair values for financial instruments are estimates that, in many cases, may differ significantly from the amounts that could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments with comparable terms and credit quality. The fair value of liabilities for contractholder deposit funds was estimated using the amount payable on demand, and for those not payable on demand, discounted cash flow analyses.

  D) Investments: Investments in fixed maturities, which are classified as available-for-sale and carried at fair value, include bonds; asset-backed securities, including collateralized mortgage obligations (CMOs); and redeemable preferred stocks. Fixed maturities are considered impaired and written down to fair value when a decline in value is considered to be other than temporary.

  Mortgage loans are carried principally at unpaid principal balances, net of valuation reserves. Mortgage loans are considered impaired when it is probable that the Company will not collect all amounts according to the contractual terms of the loan agreement. If impaired, a valuation reserve is utilized to record any change in the fair value of the underlying collateral below the carrying value of the mortgage loan.

  Fixed maturities and mortgage loans that are delinquent or restructured to modify basic financial terms, typically to reduce the interest rate and, in certain cases, extend the term, are placed on non-accrual status. Net investment income on such investments is recognized only when payment is received.

  Real estate investments are either held for the production of income or held for sale. Real estate investments held for the production of income are carried at depreciated cost less any write-downs to fair value. Depreciation is generally calculated using the straight-line method based on the estimated useful lives of these assets.

  Real estate investments held for sale are generally those which are acquired through the foreclosure of mortgage loans. The Company's policy is to rehabilitate, re-lease and sell foreclosed properties, which generally takes two to four years or less if circumstances indicate that an immediate sale is in the best interests of the Company or policyholders. At the time of foreclosure, properties are valued at fair value less estimated costs to sell and reclassified from mortgage loans to real estate held for sale. Subsequent to foreclosure, these investments are carried at the lower of cost or current fair value less estimated costs to sell and are no longer depreciated. Adjustments to the carrying value as a result of changes in fair value subsequent to foreclosure are recorded as valuation reserves. The Company considers several methods in determining fair value for real estate, with emphasis placed on the use of discounted cash flow analyses and, in some cases, the use of third-party appraisals.

  Equity securities and short-term investments are classified as available-for-sale. Equity securities, which include common and non-redeemable preferred stocks, are carried at fair value. Short-term investments are carried at fair value, which approximates cost.

 Policy loans are generally carried at unpaid principal balances.

  Realized investment gains and losses result from sales, investment asset write-downs and changes in valuation reserves. Realized investment gains and losses do not include amounts attributable to experience-rated pension policyholders' contracts and participating life policies (policyholder share). Realized investment gains and losses are based upon specific identification of the investment assets.

  Unrealized investment gains and losses for investments carried at fair value are included in shareholder's equity net of policyholder-related amounts and deferred income taxes.

  See Note 4(F) for a discussion of the Company's accounting policies for derivative financial instruments.

  E) Cash and Cash Equivalents: Short-term investments with a maturity of three months or less at the time of purchase are reported as cash equivalents.

  F) Reinsurance Recoverables: Reinsurance recoverables are estimates of amounts to be received from reinsurers, including amounts under reinsurance agreements with affiliated companies. Allowances are established for amounts estimated to be uncollectible. See Notes 3 and 9.

  G) Deferred Policy Acquisition Costs: Acquisition costs consist of commissions, premium taxes and other costs, which vary with, and are primarily related to, the production of revenues. Acquisition costs for universal life products and contractholder deposit funds are deferred and amortized in proportion to the present value of total estimated gross profits over the expected lives of the contracts. Acquisition costs for annuity and other individual life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods.

  Deferred policy acquisition costs are reviewed to determine if they are recoverable from future income, including investment income. If such costs are estimated to be unrecoverable, they are expensed unless such costs are estimated to be unrecoverable as a result of treating unrealized investment gains and losses as though they had been realized. If so, a deferred acquisition cost valuation allowance may be established or adjusted, with a comparable offset in net unrealized appreciation (depreciation).

  H) Property and Equipment: Property and equipment are carried at cost less accumulated depreciation. When applicable, cost includes interest and real estate taxes incurred during construction and other construction-related costs. Depreciation is calculated principally on the straight-line method based on the estimated useful lives of the assets. Accumulated depreciation was $490 million and $448 million at December 31, 1998 and 1997, respectively.

  I) Goodwill and Other Intangibles: Goodwill represents the excess of the cost of businesses acquired over the fair value of their net assets. Other intangible assets primarily represent purchased customer lists and provider contracts. Goodwill and other intangibles are amortized over periods not exceeding 40 years. Goodwill and other intangibles are written down when not recoverable based on analysis of historical and estimated future income or undiscounted estimated cash flows of the related businesses. Amortization periods are revised if it is estimated that the remaining period of benefit of the goodwill has changed. Accumulated amortization was $143 million and $113 million at December 31, 1998 and 1997, respectively.

  J) Other Assets: Other assets consists of various insurance-related assets, principally ceded unearned premiums, reinsurance deposits and other amounts due from affiliated companies.

  K) Separate Accounts: Separate account assets and liabilities are principally carried at market value and represent policyholder funds maintained in accounts having specific investment objectives. The investment income, gains and losses of these accounts generally accrue to the policyholders and, therefore, are not included in the Company's revenues and expenses.

  L) Contractholder Deposit Funds: Liabilities for contractholder deposit funds consist of deposits received from customers and investment earnings on their fund balances, less administrative charges and, for universal life fund balances, mortality charges.

  M) Future Policy Benefits: Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. These liabilities are computed using premium assumptions for group annuity policies and the net level premium method for individual life policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 2% to 11%, generally graded down from 1 to 20 years. Mortality, morbidity, and withdrawal assumptions are based on either the Company's own experience or various actuarial tables.

  N) Unpaid Claims and Claim Expenses: Liabilities for unpaid claims and claim expenses are estimates of payments to be made on reported and incurred but not reported insurance claims.

  O) Unearned Premiums: Premiums for group life and accident and health insurance are reported as earned on a pro-rata basis over the contract period. The unexpired portion of these premiums is recorded as unearned premiums.

  P) Other Liabilities: Other liabilities consist principally of postretirement and postemployment benefits and various insurance-related liabilities, including amounts related to reinsurance contracts and guaranty fund assessments that can be reasonably estimated.

  Q) Translation of Foreign Currencies: Foreign operations primarily utilize the local currencies as their functional currencies, and assets and liabilities are translated at the rates of exchange as of the balance sheet date. The translation gain or loss on such functional currencies, net of applicable taxes, is generally reflected in shareholder's equity. Revenues and expenses are translated at the average rates of exchange prevailing during the year.

  R) Premium and Fees, Revenues and Related Expenses: Premiums for group life and accident and health insurance are recognized as revenue on a pro-rata basis over their contract periods. Benefits, losses and settlement expenses are recognized when incurred.

  Revenues for investment-related products consist of net investment income and contract fees assessed against the fund balances during the period. Net investment income represents investment income on assets supporting investment-related products and is recognized as earned. Contract fees are based upon related administrative expenses and are assessed ratably over the contract year. Benefit expenses for investment-related products primarily consist of amounts credited in accordance with contract provisions.

  Premiums for individual life insurance as well as individual and group annuity products, excluding universal life and investment-related products, are recognized as revenue when due. Benefits, losses and settlement expenses are matched with premiums.

  Revenues for universal life products consist of net investment income and mortality, administration and surrender fees assessed against the fund balances during the period. Net investment income represents investment income on assets supporting universal life products and is recognized as earned. Fees for mortality are recognized ratably over the policy year. Administration fees are recognized as services are provided, and surrender charges are recognized as earned. Benefit expenses for universal life products consist of benefit claims in excess of fund balances, which are recognized when claims are filed, and amounts credited in accordance with contract provisions.

  S) Participating Business: Certain life insurance policies contain dividend payment provisions that enable the policyholder to participate in a portion of the earnings of the Company's business. The participating insurance in force accounted for approximately 7% of total life insurance in force at December 31, 1998, 1997 and 1996.

  T) Income Taxes: The Company and its domestic subsidiaries are included in the consolidated United States federal income tax return filed by CIGNA. In accordance with a tax sharing agreement with CIGNA, the provision for federal income tax is computed as if the Company were filing a separate federal income tax return, except that benefits arising from tax credits and net operating and capital losses are allocated to those subsidiaries producing such attributes to the extent they are utilized in CIGNA's consolidated federal income tax provision.

  Deferred income taxes are generally recognized when assets and liabilities
have different values for financial statement and tax reporting purposes.   See
Note 7 for additional information.

NOTE 3 - DISPOSITION

  As of January 1, 1998, the Company sold its individual life insurance and annuity business for cash proceeds of $1.4 billion. The sale resulted in an after-tax gain of $773 million of which $202 million was recognized upon closing of the sale. Since the principal agreement to sell this business is in the form of an indemnity reinsurance arrangement, the remaining $571 million of the gain was deferred and is being recognized at the rate that earnings from the business sold would have been expected to emerge, primarily over fifteen years on a declining basis. The Company recognized $66 million of the deferred gain in 1998.

  Revenues for this business were $972 million and $926 million for the years ended December 31, 1997 and 1996, respectively, and net income was $102 million and $67 million for the same periods. Also, as part of the transaction, the Company recorded a reinsurance recoverable from the purchaser of $5.8 billion for insurance liabilities retained, and transferred invested assets of $5.4 billion along with other assets and liabilities associated with the business. The sales agreement provides for the possibility of certain adjustments; however, any future adjustments are not expected to be material to results of operations, liquidity or financial condition.

  The Company paid a dividend of $1.4 billion to its parent in January 1998, having received prior approval of both the disposition and the dividend from the Connecticut Insurance Department (the Department).

NOTE 4 - INVESTMENTS

    A) Fixed Maturities: Fixed maturities are net of cumulative write-downs of $22 million and $36 million, including policyholder share, as of December 31, 1998 and 1997, respectively.

    The amortized cost and fair value by contractual maturity periods for fixed maturities, including policyholder share, as of December 31, 1998 were as follows:

-----------------------------------------------------------------------------
                                              Amortized                  Fair
(In millions)                                      Cost                 Value
-----------------------------------------------------------------------------
Due in one year or less                       $     979             $     999
Due after one year through five years             3,960                 4,110
Due after five years through ten years            3,512                 3,723
Due after ten years                               2,665                 3,348
Asset-backed securities                           5,704                 5,887
-----------------------------------------------------------------------------
Total                                         $  16,820             $  18,067
----------------------------------------------===============================

    Actual maturities could differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties. Also, the Company may extend maturities in some cases.

    Gross unrealized appreciation (depreciation) for fixed maturities, including policyholder share, by type of issuer was as follows:

----------------------------------------------------------------------------------------------
                                            Amortized   Unrealized      Unrealized        Fair
(In millions)                                    Cost   Appreciation    Depreciation     Value
----------------------------------------------------------------------------------------------
At December 31, 1998:
  Federal government bonds                 $      568   $      407      $      -      $    975
  State and local government bonds                145           20             -           165
  Foreign government bonds                        147            7             (9)         145
  Corporate securities                         10,256          733            (94)      10,895
  Asset-backed securities                       5,704          217            (34)       5,887
----------------------------------------------------------------------------------------------
Total                                      $   16,820   $    1,384      $    (137)    $ 18,067
-------------------------------------------===================================================
At December 31, 1997:
  Federal government bonds                 $    1,361   $      294      $      -      $  1,655
  State and local government bonds                178           22             (2)         198
  Foreign government bonds                        143            7             (1)         149
  Corporate securities                         13,027          860           (123)      13,764
  Asset-backed securities                       6,253          317            (13)       6,557
----------------------------------------------------------------------------------------------
Total                                      $   20,962   $    1,500      $    (139)    $ 22,323
-------------------------------------------===================================================

    Asset-backed securities include investments in CMOs as of December 31, 1998 of $2.0 billion carried at fair value (amortized cost, $2.0 billion), compared with $2.3 billion carried at fair value (amortized cost, $2.3 billion) as of December 31, 1997. Certain of these securities are backed by Aaa/AAA-rated government agencies. All other CMO securities have high quality ratings through use of credit enhancements provided by subordinated securities or mortgage insurance from Aaa/AAA-rated insurance companies. CMO holdings are concentrated in securities with limited prepayment, extension and default risk, such as planned amortization class bonds. The Company's investments in interest-only and principal-only CMOs, which are subject to interest rate risk due to accelerated prepayments, represented approximately .05% and .10% of total CMO investments at December 31, 1998 and 1997, respectively.

    At December 31, 1998, contractual fixed maturity investment commitments were $34 million. The majority of investment commitments are for the purchase of investment grade fixed maturities, bearing interest at a fixed market rate, and require no collateral. These commitments are diversified by issuer and maturity date, and it is estimated that approximately 59% will be disbursed in 1999.

    B) Mortgage Loans and Real Estate: The Company's mortgage loans and real estate investments are diversified by property type and location and, for mortgage loans, by borrower. Mortgage loans are collateralized by the related properties and generally are less than 75% of the property's value at the time the original loan is made.

    At December 31, the carrying values of mortgage loans and real estate investments, including policyholder share, were as follows:

-----------------------------------------------------------------------------

(In millions)                                     1998                   1997
-----------------------------------------------------------------------------
Mortgage loans                               $   8,875              $  10,090
                                              --------               --------
Real estate:
   Held for sale                                   326                    339
   Held for production of income                   386                    410
                                              --------               --------
Total real estate                                  712                    749
-----------------------------------------------------------------------------
Total                                        $   9,587              $  10,839
----------------------------------------------===============================

    At December 31, mortgage loans and real estate investments comprised the following property types and geographic regions:

-----------------------------------------------------------------------------
(In millions)                                     1998                   1997
-----------------------------------------------------------------------------
Property type:
   Retail facilities                         $   3,145              $   4,153
   Office buildings                              3,814                  3,984
   Apartment buildings                           1,283                  1,311
   Hotels                                          450                    498
   Other (primarily industrial)                    895                    893
-----------------------------------------------------------------------------
Total                                        $   9,587              $  10,839
----------------------------------------------===============================
Geographic region:
   Central                                   $   3,051              $   3,484
   Pacific                                       2,683                  2,962
   Middle Atlantic                               1,510                  1,821
   South Atlantic                                1,348                  1,458
   New England                                     995                  1,114
-----------------------------------------------------------------------------
Total                                        $   9,587              $  10,839
----------------------------------------------===============================

    Mortgage Loans
    At December 31, 1998, scheduled mortgage loan maturities were as follows:
1999 - $.9 billion; 2000 - $.9 billion; 2001 - $.8 billion; 2002 - $1.0 billion;
2003 - $1.6 billion; and $3.7 billion thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties; the maturity date may be extended; and loans may be refinanced. During 1998 and 1997, the Company refinanced at current market rates approximately $126 million and $135 million, respectively, of its mortgage loans relating to borrowers that were unable to obtain alternative financing.

    At December 31, 1998, contractual commitments to extend credit under commercial mortgage loan agreements amounted to approximately $492 million, most of which were at a fixed market rate of interest. These commitments are generally expected to be disbursed within three months, and are diversified by property type and geographic region.

    At December 31, 1998, the Company's impaired mortgage loans were $156 million, including $24 million before valuation reserves totaling $6 million, and $132 million which had no valuation reserves. At December 31, 1997, the Company's impaired mortgage loans were $375 million, including $152 million before valuation reserves totaling $44 million, and $223 million which had no valuation reserves.

    During the year ended December 31, changes in reserves for impaired mortgage loans, including policyholder share, were as follows:

------------------------------------------------------------------------------
(In millions)                                           1998              1997
------------------------------------------------------------------------------
Reserve balance - January 1                        $      44         $      94
Transfers to foreclosed real estate                      (21)              (30)
Charge-offs upon sales                                    (9)              (47)
Net increase (decrease) in valuation reserves             (8)               27
------------------------------------------------------------------------------
Reserve balance - December 31                      $       6         $      44
----------------------------------------------------==========================

    During 1998 and 1997, impaired mortgage loans, before valuation reserves, averaged approximately $285 million and $597 million, respectively. Interest income recorded and cash received on these loans were approximately $12 million and $34 million in 1998 and 1997, respectively.

    Real Estate
    During 1998, 1997 and 1996, non-cash investing activities included real estate acquired through foreclosure of mortgage loans, which totaled $32 million, $81 million and $107 million, respectively

    Valuation reserves and cumulative write-downs related to real estate, including policyholder share, were $171 million and $169 million as of December 31, 1998 and 1997, respectively.

    Net income for 1998 and 1997 included net investment income of $8 million and $9 million, respectively, for real estate held for sale. Write-downs upon foreclosure and changes in valuation reserves were not material for 1998 and 1997.

    C) Short-Term Investments and Cash Equivalents: Short-term investments and cash equivalents, in the aggregate, primarily included debt securities, principally corporate securities of $963 million at December 31, 1998 and, for 1997, principally corporate securities of $520 million and federal government securities of $443 million.

    D) Net Unrealized Appreciation (Depreciation) of Investments: Unrealized appreciation (depreciation) for investments carried at fair value as of December 31 was as follows:

------------------------------------------------------------------------------
(In millions)                                           1998              1997
------------------------------------------------------------------------------
Unrealized appreciation:
  Fixed maturities                                 $   1,384         $   1,500
  Equity securities                                       10                 8
                                                    --------          --------
                                                       1,394             1,508
                                                    --------          --------
Unrealized depreciation:
  Fixed maturities                                      (137)             (139)
  Equity securities                                      (25)              (29)
                                                    --------          --------
                                                        (162)             (168)
                                                    --------          --------
Less policyholder-related amounts                        880               931
                                                    --------          --------
Shareholder net unrealized appreciation                  352               409
Less deferred income taxes                               134               153
------------------------------------------------------------------------------
Net unrealized appreciation                        $     218         $     256
----------------------------------------------------==========================

    The components of net unrealized appreciation (depreciation) on investments for the year ended December 31 were as follows:

----------------------------------------------------------------------------------------
(In millions)                                          1998          1997           1996
----------------------------------------------------------------------------------------
Unrealized appreciation (depreciation)
   on investments held, net of taxes of
   $48, $37 and $(151), respectively               $     89      $     69       $   (280)
Less gains realized in net income, net
   of taxes of $68, $ - , and $3, in 1998,
   1997 and 1996, respectively                          127             1              8
----------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)         $    (38)     $     68       $   (288)
----------------------------------------------------====================================

  E) Non-Income Producing Investments: At December 31, the carrying values of investments, including policyholder share, that were non-income producing during the preceding 12 months were as follows:

--------------------------------------------------------------------------------
(In millions)                                              1998             1997
--------------------------------------------------------------------------------
Fixed maturities                                         $   22            $  28
Mortgage loans                                                2                -
Real estate                                                  68              141
--------------------------------------------------------------------------------
Total                                                    $   92            $ 169
---------------------------------------------------------=======================

  F) Derivative Financial Instruments: The Company's investment strategy is to manage the characteristics of investment assets, such as duration, yield, currency and liquidity, to reflect the underlying characteristics of the related insurance and contractholder liabilities, which vary among the Company's principal product lines. In connection with this investment strategy, the Company's use of derivative instruments, including interest rate and currency swaps, purchased options and futures contracts, is generally limited to hedging applications to minimize market risk.

  Hedge accounting treatment requires a probability of high correlation between the changes in the market value or cash flows of the derivatives and the hedged assets or liabilities. Under hedge accounting, the changes in market value or cash flows of the derivatives and the hedged assets or liabilities are recognized in net income in the same period. If the Company's use of derivatives does not qualify for hedge accounting treatment, the derivative is recorded at fair value and changes in its fair value are recognized in net income without considering changes in the hedged asset or liability.

  The Company routinely monitors, by individual counterparty, exposure to credit risk associated with swap and option contracts and diversifies the portfolio among approved dealers of high credit quality. Futures contracts are exchange-traded and, therefore, credit risk is limited since the exchange assumes the obligations. The Company manages legal risks by following industry standardized documentation procedures and by monitoring legal developments.

  Underlying contract, notional or principal amounts associated with derivatives at December 31 were as follows:

--------------------------------------------------------------------------------
(In millions)                                              1998             1997
--------------------------------------------------------------------------------
Interest rate swaps                                      $  158            $ 265
Currency swaps                                              193              248
Purchased options                                           878              833
Written options                                           1,087                -
Futures                                                     233               75
--------------------------------------------------------------------------------

  Under interest rate swaps, the Company agrees with other parties to periodically exchange the difference between variable rate and fixed rate asset cash flows to provide stable returns for related liabilities. The Company uses currency swaps (primarily Canadian dollars, Swiss francs, German marks, Japanese yen and pounds sterling) to match the currency of investments to that of the associated liabilities. Under currency swaps, the parties exchange principal and interest amounts in two relevant currencies using agreed-upon exchange amounts.

  The net interest cash flows from interest rate and currency swaps are recognized currently as an adjustment to net investment income, and the fair value of these swaps is reported as an adjustment to the related investments.

  Using purchased options to reduce the effect of changes in interest rates or equity indexes on liabilities, the Company pays an up-front fee to receive cash flows from third parties when interest rates or equity indexes vary from specified levels. Purchased options that qualify for hedge accounting are recorded consistent with the related liabilities, at amortized cost plus adjustments based on current equity indexes, and income is reported as an adjustment to benefit expense. Purchased options that qualify for hedge accounting are reported in other assets, and fees paid are amortized to benefit expense over their contractual periods. Purchased options with underlying notional amounts of $82 million at December 31, 1997 that are designated as hedges, but do not qualify for hedge accounting, are reported in other long-term investments at fair value with changes in fair value recognized as realized investment gains and losses. There were no such options at December 31, 1998.

  The Company also writes reinsurance contracts that are accounted for as written options. The Company receives fees to pay for specified unfavorable changes in variable annuity account values based on underlying mutual fund investments when account holders elect to receive periodic income payments. These written options, along with options purchased to minimize the risks assumed, are reported at fair value in other liabilities and other assets, respectively. Changes in fair value are recognized in other revenues, or other operating expenses if there is a net loss. Fair values of written and related purchased options during 1998 and as of December 31, 1998 were not material.

  Interest rate futures are used to temporarily hedge against the changes in market values of bonds and mortgage loans to be purchased or sold. Under futures contracts, changes in the contract values are settled in cash daily with the exchange on which the instrument is traded. These changes in contract values are deferred and recorded as adjustments to the carrying value of the related bond or mortgage loan. Deferred gains and losses are amortized into net investment income over the life of the investments purchased or are recognized in full as realized investment gains and losses if investments are sold. Gains and losses on futures contracts deferred in anticipation of investment purchases were immaterial at December 31, 1998 and 1997.

  The effects of interest rate and currency swaps, purchased and written options and futures on the components of net income for 1998, 1997 and 1996 were not material.

  As of December 31, 1998 and 1997, the Company's variable interest rate investments consisted of approximately $0.6 billion and $0.7 billion of fixed maturities, respectively. As of December 31, 1998 and 1997, the Company's fixed interest rate investments consisted of $17 billion and $21.6 billion, respectively, of fixed maturities, and $8.9 billion and $10.1 billion, respectively, of mortgage loans.

  G) Other: As of December 31, 1998 and 1997, the Company had no concentration of investments in a single investee exceeding 10% of shareholder's equity.

NOTE 5 - INVESTMENT INCOME AND GAINS AND LOSSES

  A) Net Investment Income: The components of net investment income, including policyholder share, for the year ended December 31 were as follows:

--------------------------------------------------------------------------------
(In millions)                                        1998       1997        1996
--------------------------------------------------------------------------------
Fixed maturities                                   $1,386     $1,648      $1,647
Equity securities                                       1          8           -
Mortgage loans                                        739        885         921
Policy loans                                          459        532         548
Real estate                                           142        183         227
Other long-term investments                            19         17          23
Short-term investments                                 18         28          35
                                                   ------     ------      ------
                                                    2,764      3,301       3,401
Less investment expenses                              127        162         202
--------------------------------------------------------------------------------
Net investment income                              $2,637     $3,139      $3,199
---------------------------------------------------=============================

  Net investment income attributable to policyholder contracts, which is included in the Company's revenues and is primarily offset by amounts included in benefits, losses and settlement expenses, was approximately $1.6 billion for 1998 and $1.7 billion for 1997 and 1996. Net investment income for separate accounts, which is not reflected in the Company's revenues, was $1.5 billion , $1.4 billion and $1.1 billion for 1998, 1997 and 1996, respectively.

  As of December 31, 1998, fixed maturities and mortgage loans on non-accrual status, including policyholder share, were $142 million and $97 million, including restructured investments of $76 million and $93 million, respectively. As of December 31, 1997, fixed maturities and mortgage loans on non-accrual status, including policyholder share, were $143 million and $153 million, including restructured investments of $81 million and $137 million, respectively. If interest on these investments had been recognized in accordance with their original terms, net income would have been increased by $5 million, $7 million and $15 million in 1998, 1997 and 1996, respectively.

  B) Realized Investment Gains and Losses: Realized gains (losses) on investments, excluding policyholder share, for the year ended December 31 were as follows:

-------------------------------------------------------------------------
(In millions)                                       1998    1997     1996
-------------------------------------------------------------------------
Fixed maturities                                  $   34  $   (3)  $   11
Equity securities                                      3       4        1
Mortgage loans                                        22       4      (12)
Real estate                                           10      28       15
Other                                                 24      12       22
                                                  ------  ------   ------
                                                      93      45       37
Less income taxes                                     33       8       17
-------------------------------------------------------------------------
Net realized investment gains                     $   60  $   37   $   20
---------------------------------------------------======================

  Realized investment gains and losses include impairments in the value of investments, net of recoveries, of $(5) million, $25 million and $40 million in 1998, 1997 and 1996, respectively.

  Realized investment gains for separate accounts, which are not reflected in the Company's revenues, were $494 million, $489 million and $305 million for 1998, 1997 and 1996 respectively. Realized investment gains attributable to policyholder contracts, which also are not reflected in the Company's revenues, were $201 million, $76 million and $82 million for 1998, 1997 and 1996, respectively.

  Sales of available-for-sale fixed maturities and equity securities, including policyholder share, for the year ended December 31 were as follows:

-------------------------------------------------------------------------
(In millions)                                       1998    1997     1996
-------------------------------------------------------------------------
Proceeds from sales                               $5,677  $3,978   $4,236
Gross gains on sales                              $  238  $   95   $  146
Gross losses on sales                             $  (55) $ (151)  $  (70)
-------------------------------------------------------------------------

NOTE 6 - SHAREHOLDER'S EQUITY AND DIVIDEND RESTRICTIONS

  The Department recognizes as net income and surplus (shareholder's equity) those amounts determined in conformity with statutory accounting practices prescribed or permitted by the Department, which may differ from generally accepted accounting principles. As of December 31, 1998, there were no permitted accounting practices utilized by the Company that were materially different from those prescribed by the Department.

  Capital stock of the Company at December 31, 1998 and 1997 consisted of 5,978,322 shares of common stock authorized, issued and outstanding (par value $5).

  The Company's statutory net income was $824 million, $417 million and $611 million for 1998, 1997 and 1996, respectively. Statutory surplus was $1.8 billion at December 31, 1998 and $2.2 billion at December 31, 1997. The Connecticut Insurance Holding Company Act limits the amount of annual dividends or other distributions available to shareholders of Connecticut insurance companies without the Department's prior approval. During 1998, the Company paid dividends of $2.0 billion to its parent, all of which received prior approval from the Department in accordance with requirements (see Note 3 - Disposition). During 1997, the Company paid dividends of $400 million to its parent, of which $100 million received prior approval from the Department in accordance with requirements. Under current law, the maximum dividend distribution that may be made by the Company during 1999 without prior approval is $839 million. The amount of restricted net assets as of December 31, 1998 was approximately $2.7 billion.

NOTE 7 - INCOME TAXES

  The Company's net deferred tax asset of $865 million and $653 million as of December 31, 1998 and 1997, respectively, reflects management's belief that the Company's taxable income in future years will be sufficient to realize the net deferred tax asset based on the Company's earnings history and its future expectations. In determining the adequacy of future taxable income, management considered the future reversal of its existing taxable temporary differences and available tax planning strategies that could be implemented, if necessary.

    In accordance with the Life Insurance Company Income Tax Act of 1959, a portion of the Company's statutory income was not subject to current income taxation but was accumulated in an account designated Policyholders' Surplus Account. Under the Tax Reform Act of 1984, no further additions may be made to the Policyholders' Surplus Account for tax years ending after December 31, 1983. The balance in the account of approximately $450 million at December 31, 1998 would result in a tax liability of $158 million only if distributed to the shareholder or if the account balance exceeded a prescribed maximum. No income taxes have been provided on this amount because, in management's opinion, the likelihood that these conditions will be met is remote. See Note 13 for a discussion of potential legislation regarding this matter.

    CIGNA's federal income tax returns are routinely audited by the Internal Revenue Service, and provisions are made in CIGNA's financial statements in anticipation of the results of these audits. CIGNA resolved all issues relative to the Company arising out of audits for 1991 through 1993, which resulted in an increase to net income of $13 million in 1997.

    In management's opinion, adequate tax liabilities have been established for all years. Income taxes and deferred tax balances for the year ended December 31, 1998 reflect state income taxes.

    The tax effects of temporary differences which give rise to deferred income tax assets and liabilities as of December 31 were as follows:

-------------------------------------------------------------------------------
(In millions)                                              1998            1997
-------------------------------------------------------------------------------
Deferred tax assets:
  Other insurance and contractholder liabilities         $  119          $  400
  Employee and retiree benefit plans                        214             196
  Deferred gain on sale of business                         290               -
  Investments, net                                          356             262
  Policy acquisition expenses                               111               -
  Other                                                      -               63
                                                          -----           -----
  Total deferred tax assets                               1,090             921
                                                          -----           -----
Deferred tax liabilities:
  Policy acquisition expenses                                -               38
  Depreciation                                               67              77
  Unrealized appreciation on investments                    134             153
  Other                                                      24               -
                                                          -----           -----
  Total deferred tax liabilities                            225             268
-------------------------------------------------------------------------------
Net deferred income tax asset                            $  865          $  653
----------------------------------------------------------=====================

 The components of income taxes for the year ended December 31 were as follows:

-------------------------------------------------------------------------------
 (In millions)                             1998            1997            1996
-------------------------------------------------------------------------------
Current taxes:
   U.S. income                           $  617          $  344          $  391
   Foreign income                             5               3               3
   State income                              14               -               -
                                          -----           -----           -----
                                            636             347             394
                                          -----           -----           -----
Deferred taxes (benefits):
   U.S. income                             (205)            (49)            (81)
   State income                              (6)              -               -
                                          -----           -----           -----
                                           (211)            (49)            (81)
-------------------------------------------------------------------------------
Total income taxes                       $  425          $  298          $  313
------------------------------------------=====================================

State income taxes were not material in years prior to 1998.

  Total income taxes for the year ended December 31 differs from the amount computed using the nominal federal income tax rate of 35% for the following reasons:

-----------------------------------------------------------------------------
(In millions)                                            1998    1997    1996
-----------------------------------------------------------------------------
Tax expense at nominal rate                             $ 431   $ 320   $ 305
Tax-exempt interest income                                 (4)     (5)     (5)
Dividends received deduction                              (13)     (7)     (7)
Amortization of goodwill                                    5       4       4
State income tax (net of federal income tax benefit)        5       -       -
Resolved federal tax audit issues                           -     (13)      -
Other                                                       1      (1)     16
-----------------------------------------------------------------------------
Total income taxes                                      $ 425   $ 298   $ 313
--------------------------------------------------------=====================

NOTE 8 - PENSION AND OTHER POSTRETIREMENT BENEFITS PLANS

  A) Pension and Other Postretirement Benefit Plans: The Company provides pension and certain health care and life insurance benefits to eligible retired employees and agents, spouses and other eligible dependents through various plans. The expenses of retirement plans are allocated to the Company along with other benefit cost allocations.

  Pension benefits are provided through a plan sponsored by CIGNA covering most domestic employees and by a separate pension plan for former agents. CIGNA funds the pension plans at least at the minimum amount required by the Employee Retirement Income Security Act of 1974. Allocated pension cost for the Company was $19 million, $24 million and $26 million in 1998, 1997 and 1996, respectively. The plans had deposits with the Company totaling approximately $2.8 billion and $2.5 billion at December 31, 1998 and 1997, respectively.

  Expense for postretirement benefits other than pensions allocated to the Company totaled $2 million for 1998 and 1997 and $9 million for 1996. The other postretirement benefit liability included in accounts payable, accrued expenses and other liabilities as of December 31, 1998 and 1997 was $387 million and $412 million, including no net intercompany payables for 1998 and $39 million for 1997 for services provided by affiliates' employees.

  B) Capital Accumulation Plans: CIGNA sponsors various capital accumulation plans in which employee contributions on a pre-tax basis (401(k)) are
supplemented by CIGNA matching contributions.   These contributions are
invested, at the election of the employee, in one or more of the following investments: CIGNA common stock fund, several CIGNA and non-CIGNA mutual funds, and a fixed-income fund. In addition, beginning in 1999, CIGNA may provide additional matching contributions, depending on its annual performance, which would be invested in the CIGNA common stock fund. The Company's allocated expense for such plans totaled $22 million for 1998, $15 million for 1997 and $16 million for 1996.

NOTE 9 - REINSURANCE

  In the normal course of business, the Company enters into agreements, primarily relating to short-duration contracts, to assume and cede reinsurance with other insurance companies. Reinsurance is ceded primarily to limit losses from large exposures and to permit recovery of a portion of direct losses, although ceded reinsurance does not relieve the originating insurer of primary liability. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of its reinsurers. In connection with the sale of the Company's individual life insurance and annuity business (as discussed in Note 3), the reinsurance recoverable from Lincoln National Corporation at December 31, 1998 was $6.0 billion.

  Failure of reinsurers to indemnify the Company, as a result of reinsurer insolvencies and disputes, could result in losses. As of December 31, 1998 and 1997 there were no allowances for uncollectible amounts. Future charges for unrecoverable reinsurance may materially affect results of operations in future periods; however, such amounts are not expected to have a material adverse effect on the Company's liquidity or financial condition.

  The effects of reinsurance on net earned premiums and fees for the year ended December 31 were as follows:

-----------------------------------------------------------------------------
(In millions)                                          1998     1997     1996
-----------------------------------------------------------------------------
Short-duration contracts
Premiums and fees:
  Direct                                             $3,763   $3,119   $2,940
  Assumed                                               286      255      135
  Ceded                                                (237)    (266)    (166)
-----------------------------------------------------------------------------
Net earned premiums and fees                         $3,812   $3,108   $2,909
-----------------------------------------------------========================
Long-duration contracts
Premiums and fees:
  Direct                                             $1,998   $1,979   $1,997
  Assumed                                               564      522      601
  Ceded                                                (691)    (233)    (193)
-----------------------------------------------------------------------------
Net earned premiums and fees                         $1,871   $2,268   $2,405
-----------------------------------------------------========================

   The effects of reinsurance on written premiums and fees for short-duration contracts were not materially different from the amounts shown in the above table. Benefits, losses and settlement expenses for 1998, 1997 and 1996 were net of reinsurance recoveries of $699 million, $340 million and $359 million, respectively.

   For the year ended December 31, 1998, ceded premiums and reinsurance recoveries associated with the individual life insurance and annuity business sold were $741 million and $550 million, respectively.

NOTE 10 - LEASES AND RENTALS

   Rental expenses for operating leases, principally with respect to buildings, amounted to $42 million, $76 million and $68 million in 1998, 1997 and 1996, respectively.

   As of December 31, 1998, future net minimum rental payments under non-cancelable operating leases were $168 million, payable as follows: 1999 - $41 million; 2000 - $29 million; 2001 - $22 million; 2002 - $19 million; and $57 million thereafter.

NOTE 11 - SEGMENT INFORMATION

   Operating segments are based on the Company's internal reporting structure and generally reflect differences in products. The Company presents segment information as follows:

 .  Employee Health Care, Life and Disability Benefits, which combines the
   Company's Health Care and Group Insurance divisions, offers traditional indemnity and cost containment products and services as well as alternative funding arrangements, such as administrative services only and minimum premium plans.

 . Employee Retirement Benefits and Investment Services provides investment products and professional services primarily to sponsors of qualified pension, profit-sharing and retirement savings plans. This segment also provides certain corporate and variable life insurance products.

   Other Operations consist of gain recognition related to the sale of the individual life insurance and annuity business (and, for prior years, results of the sold business, see Note 3), corporate life insurance on which policy loans are outstanding (also called leveraged corporate life insurance), reinsurance operations, settlement annuity business and certain new business initiatives.

   The Company uses operating income (net income excluding after-tax realized investment results) to measure the financial results of its segments. Operating income is determined on a basis consistent with the accounting policies for the consolidated financial statements, except that interest expense on corporate debt is not allocated to segments. The Company allocates substantially all other corporate general, administrative and systems expenses to segments on systematic bases. Income taxes are generally computed as if each segment were filing separate income tax returns.

    The Company's operations are not materially dependent on one or a few customers, brokers or agents. Summarized segment financial information for the year ended and as of December 31 was as follows:

-------------------------------------------------------------------------------------
(In millions)                                       1998          1997           1996
-------------------------------------------------------------------------------------
Employee Health Care, Life
and Disability Benefits
Premiums and fees and other revenues           $   5,012     $   4,307      $   4,256
Net investment income                                290           286            291
                                                --------      --------       --------
Segment revenues                                   5,302         4,593          4,547
Income tax expense                                   114           108            126
Operating income                                     195           190            189
Assets under management:
    Invested assets                                3,519         3,761          3,281
    Separate account                               1,702         1,440          1,176
                                                --------      --------       --------
Total                                          $   5,221     $   5,201      $   4,457
-------------------------------------------------------------------------------------
Employee Retirement Benefits
and Investment Services
Premiums and fees and other revenues           $     239     $     205      $     257
Net investment income                              1,605         1,653          1,686
                                                --------      --------       --------
Segment revenues                                   1,844         1,858          1,943
Income tax expense                                   113            99             86
Operating income                                     245           229            185
Assets under management:
    Invested assets                               20,511        20,759         20,303
    Separate account                              30,717        26,678         20,604
                                                --------      --------       --------
Total                                          $  51,228     $  47,437      $  40,907
-------------------------------------------------------------------------------------
Other Operations
Premiums and fees and other revenues           $     859     $     874      $     810
Net investment income                                742         1,200          1,222
                                                --------      --------       --------
Segment revenues                                   1,601         2,074          2,032
Income tax expense                                   165            83             84
Operating income                                     306           159            163
Assets under management:
    Invested assets                               10,006        16,181         16,193
    Separate account                               2,229         1,099            775
                                                --------      --------       --------
Total                                          $  12,235     $  17,280      $  16,968
-------------------------------------------------------------------------------------
Realized Investment Gains
Realized investment gains                      $      93     $      45      $      37
Income tax expense                                    33             8             17
                                                --------      --------       --------
Realized investment gains (losses),
  net of taxes                                 $      60     $      37      $      20
-------------------------------------------------------------------------------------
Total
Premiums and fees and other revenues           $   6,110     $   5,386      $   5,323
Net investment income                              2,637         3,139          3,199
Realized investment gains                             93            45             37
                                               ---------      --------       --------
Total revenues                                     8,840         8,570          8,559
Income tax expense                                   425           298            313
Operating income                                     746           578            537
Realized investment gains (losses),
  net of taxes                                        60            37             20
Net income                                           806           615            557
Assets under management:
    Invested assets                               34,036        40,701         39,777
    Separate account                              34,648        29,217         22,555
                                                --------      --------       --------
Total                                          $  68,684     $  69,918      $  62,332
-------------------------------------------------------------------------------------

  Premiums and fees and other revenues by product type for the year ended December 31 were as follows:

---------------------------------------------------------------------------
(In millions)                                          1998    1997    1996
---------------------------------------------------------------------------
Medical and Dental Indemnity                         $3,566  $2,883  $2,726
Group Life                                            1,363   1,355   1,467
Other                                                 1,181   1,148   1,130
---------------------------------------------------------------------------
Total premiums and fees and other revenues           $6,110  $5,386  $5,323
-----------------------------------------------------======================

  For the year ended December 31, 1998, 1997 and 1996, the change in net translation of foreign currencies reflects increases of $2 million for 1998 and 1997, and $3 million for 1996.

  Premiums and fees and other revenues by geographic region for the year ended December 31 were as follows:

---------------------------------------------------------------------------
(In millions)                                          1998    1997    1996
---------------------------------------------------------------------------
Domestic                                             $6,068  $5,356  $5,291
Foreign                                                  42      30      32
---------------------------------------------------------------------------
Total premiums and fees and other revenues           $6,110  $5,386  $5,323
-----------------------------------------------------======================

  The Company's aggregate foreign exchange transaction losses and foreign long-lived assets for the year ended and as of December 31, 1998, 1997 and 1996 were not material.

NOTE 12- RELATED PARTY TRANSACTIONS

  The Company has assumed the settlement annuity and group pension business written by Life Insurance Company of North America (LINA), an affiliate. Reserves held by the Company with respect to this business were $1.7 billion at December 31, 1998 and 1997.

  The Company cedes long-term disability business to LINA. Reinsurance recoverables from LINA at December 31, 1998 and 1997 were $834 million and $869 million, respectively.

  Effective January 1, 1998, the Company assumed insurance reserves totaling $85 million, along with a corresponding amount of invested and other assets, under a coinsurance arrangement assigned from Healthsource Insurance Company, an affiliate. In addition, the Company was assigned the responsibility for administering self-funded employee benefit plan products from Healthsource Provident Administrators, Inc. (HPA), another affiliate. As part of this assignment, net assets of approximately $304 million were transferred to the Company from HPA.

  The Company had lines of credit available from affiliates totaling $600 million at December 31, 1998 and 1997. All borrowings are payable upon demand with interest rates equivalent to CIGNA's average monthly short-term borrowing rate plus 1/4 of 1%. Interest expense was $1.5 million, $0.2 million and $1.0 million for 1998, 1997 and 1996, respectively. As of December 31, 1998 and 1997, there were no borrowings outstanding under such lines.

  The Company extended lines of credit to affiliates totaling $600 million at December 31, 1998 and 1997. All loans are payable upon demand with interest rates equivalent to CIGNA's average monthly short-term borrowing rate. There were no amounts outstanding as of December 31, 1998 or 1997.

  The Company, together with other CIGNA subsidiaries, has entered into a pooling arrangement known as the CIGNA Corporate Liquidity Account (the Account) for the purpose of maximizing earnings on funds available for short-term investments. Withdrawals from the Account, up to the total amount of the participant's investment in the Account, are allowed on a demand basis. As of December 31, 1998 and 1997, the Company had a balance in the Account of $1.1 billion and $484 million, respectively.

  CIGNA allocates to the Company its share of operating expenses incurred at the corporate level. The Company also allocates a portion of its operating expenses to affiliated companies on whose behalf it performs certain administrative services.

NOTE 13 - CONTINGENCIES

  A) Financial Guarantees: The Company is contingently liable for financial guarantees provided in the ordinary course of business on the repayment of principal and interest on certain industrial revenue bonds. The contractual amounts of financial guarantees reflect the Company's maximum exposure to credit loss in the event of nonperformance. To limit the Company's exposure in the event of default of any guaranteed obligation, various programs are in place to ascertain the creditworthiness of guaranteed parties and to monitor this status on a periodic basis.

  The industrial revenue bonds guaranteed directly by the Company have remaining maturities of up to 17 years. The guarantees provide for payment of debt service only as it becomes due; consequently, an event of default would not cause an acceleration of scheduled principal and interest payments. The principal amount of the bonds guaranteed by the Company at December 31, 1998 and 1997 was $85 million and $202 million, respectively. Revenues in connection with industrial revenue bond guarantees are derived principally from equity participations in the related projects and are included in net investment income as earned.
During 1998, 1997 and 1996, this income was not material. Loss reserves for financial guarantees are established when a default has occurred or when the Company believes that a loss has been incurred. There were no losses for industrial revenue bonds in 1998, 1997 or 1996.

  The Company has entered into specialty life reinsurance contracts that guarantee payments for specified unfavorable changes in variable annuity account values based on underlying mutual fund investments if account holders expire or elect to receive periodic income payments. For those accounts with mortality risk, reserves are established in amounts adequate to meet the estimated future obligations using various assumptions as to equity market conditions, premiums, mortality and lapse rates, including provision for adverse deviation. As of December 31, 1998 and 1997, the amount of recorded liabilities was $52 million and $29 million, respectively. Although these guarantees may adversely affect the Company's results of operations in future periods, they are not expected to have a material adverse effect on the Company's liquidity or financial condition.

  The Company also guarantees a minimum level of benefits for certain separate account contracts and, in the event that separate account assets are insufficient to fund minimum policy benefits, the Company is obligated to fund the difference. As of December 31, 1998 and 1997, the amount of minimum benefit guarantees for separate account contracts was $5.1 billion and $4.6 billion, respectively. Reserves in addition to the separate account liabilities are established when the Company believes a payment will be required under one of these guarantees. No such reserves were required as of December 31, 1998 and 1997. Guarantee fees are part of the overall management fee charged to separate accounts and are recognized in income as earned.

  Although the ultimate outcome of any loss contingencies arising from the Company's financial guarantees may adversely affect results of operations in future periods, they are not expected to have a material adverse effect on the Company's liquidity or financial condition.

  B) Regulatory and Industry Developments: The Company's businesses are subject to a changing social, economic, legal, legislative and regulatory environment that could affect them. Some of the changes include initiatives to restrict insurance pricing and the application of underwriting standards and revise federal tax laws. Some of the more significant issues are discussed below.

  In early 1999, the Administration proposed a federal budget that would eliminate the deferral of taxation of certain statutory income of life insurance companies. As discussed in Note 7, the Company has not provided taxes on $450 million of such income. If the budget provision is enacted, the Company will record additional income tax expense of $158 million to reflect this liability. The proposed federal budget also would limit the deduction of interest expense on the general indebtedness of corporations owning non-leveraged corporate life insurance policies covering the lives of officers, employees or directors. If this latter provision is enacted as proposed, the Company does not anticipate that it will have a material effect on its consolidated results of operations, liquidity, or financial condition, although it could have a material adverse effect on the results of operations of the Employee Retirement Benefits and Investment Services segment.

  In 1996, Congress passed legislation that phases out over a three-year period the tax deductibility of policy loan interest for most leveraged corporate life insurance products. For 1998 and 1997, revenues of $556 million and $591 million, respectively, and net income of $42 million and $44 million, respectively, were from leveraged corporate life insurance products that are affected by this legislation. The Company does not expect this legislation to have a material adverse effect on its consolidated results of operations, liquidity or financial condition.

  In 1998, the NAIC adopted standardized statutory accounting principles. Since these principles have not been adopted by most of the insurance departments of various jurisdictions in which the Company's insurance subsidiaries are domiciled, the timing and effects of implementation have not yet been determined.

  The Company is contingently liable for possible assessments under regulatory requirements pertaining to potential insolvencies of unaffiliated insurance companies and other insurance-related assessments. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company recorded no pre-tax charges for 1998, and $17 million and $26 million for 1997 and 1996, respectively, for estimated guaranty fund and other insurance-related assessments before giving effect to future premium tax recoveries. Although future assessments and payments may adversely affect results of operations in future periods, such amounts are not expected to have a material adverse effect on the Company's liquidity or financial condition.

  The eventual effect on the Company of the changing environment in which it operates remains uncertain.

  C) Litigation: The Company is routinely engaged in litigation incidental to its business. While the outcome of all litigation involving the Company, including insurance-related litigation, cannot be determined, litigation is not expected to result in losses that differ from recorded reserves by amounts that would be material to results of operations, liquidity or financial condition.

                            REGISTRATION STATEMENT
                                      ON
                                   FORM N-4

                           Part C: OTHER INFORMATION

Item 24. Financial Statements and Exhibits
------------------------------------------

The following financial statements and exhibits are included as part of this registration statement:

    (a)  Financial Statements:
         --------------------

         Part A: None
         ------

         Part B:
         ------

         (i)  Registrant:
              Report of Independent Accountants.
              Statement of Assets and Liabilities, as of
                December 31, 1998.
              Statements of Changes in Net
                Assets, Years ended December 31, 1998 and December 31, 1997.
              Statements of Operations, Years ended December 31, 1998 and
                December 31, 1997.
              Notes to Financial Statements.

         (ii) Depositor:
              Report of Independent Accountants.
              Consolidated Statements of Income and Retained Earnings for the
                three Years ended December 31, 1998.
              Consolidated Balance Sheets as of December 31, 1998 and
                December 31, 1997.
              Consolidated Statements of Cash Flows for the three Years ended
                December 31, 1998.
              Notes to Consolidated Financial Statements.

    (b)  Exhibits:
         --------
         (6) Charter and ByLaws of Connecticut General Life Insurance Company, filed herewith.
         (10) Consent of Independent Accountants is filed herewith.

Item 25.  Directors and Officers of the Depositor
-------   ---------------------------------------

The list called for by this Item 25 is filed herewith, as attachment (I).

Item 26.  Persons Controlled by or Under Common
-------   -------------------------------------
          Control with the Depositor or Registrant
          ----------------------------------------

CIGNA Corporation is publicly held and, as of the date of this prospectus, has no information that any person or concern beneficially owns more than five percent of the outstanding common stock, except as reported on one Schedule 13G received in February 1998.

CIGNA advises that Sanford C. Bernstein & Co., Inc. ("Sanford Bernstein"), 767 Fifth Avenue, New York, NY 10153, reported that as of December 31, 1998 it held 18,836,626 shares, or 9.1%, of the outstanding common stock of CIGNA. Sanford Bernstein also reported sole voting power as to 10,300,452, shared voting power as to 2,248,782, and sole dispositive power as to 18,836,626 of these shares. Wellington Management Company, LLP ("Wellington"), 75 State Street, Boston, MA 02109, reported that as of December 31, 1998 it held 11,704,980 shares, or 5.67%,of the outstanding common stock of CIGNA. Wellington also reported sole voting power as to none, shared voting power as to 1,492,130, and shared dispositive power as to all of these shares.


The list called for by this Item 26 is filed herewith, as attachment (II).

Item 27.  Number of Contractholders
-------   -------------------------

As of December 31, 1998, the number of Contractholders of CG Variable Annuity Account I, Group Tax Deferred Variable Annuities was 212.

Item 28.  Indemnification
-------   --------------

     (a)  The Depositor:  The information called for by this item 28 is filed
          -------------
          herewith, as attachment (III).

     (b)  The Principal Underwriter: The information called for by this item 28
          -------------------------
          is filed herewith, as attachment (IV).

Item 29.  Principal Underwriter:
-------   ---------------------

     (a) The principal underwriter for the Contract issued by the Registrant is CIGNA Financial Services, Inc. Other investment companies for which CIGNA Financial Services, Inc. act as principal underwriters are as follows:


                  - CG Variable Annuity Account I-Group Variable Annuities for
                    Qualified Retirement Plans
                  - CG Variable Annuity Account II-Group Variable Annuities for
                    Retirement Plans
                  - CG Variable Annuity Separate Account
                  - CG Variable Annuity Separate Account II
                  - CG Variable Life Insurance Separate Account I
                  - CG Variable Life Insurance Separate Account II
                  - CG Variable Life Insurance Separate Account A
                  - CG Corporate Insurance Variable Life Insurance Account 02
                  - CIGNA Variable Annuity Separate Account I
                  - CIGNA Funds Group
                  - CIGNA Institutional Funds Group

     (b) The officers and directors of CIGNA Financial Services, Inc.:


          OWNERSHIP: CONNECTICUT GENERAL CORPORATION-100%

          Directors
          Business Address*
          ----------------
          Willard S. Bashan
          David J. Castellani
          Byron D. Oliver
          Mark A. Parsons
          Kenneth A. Pouch, Jr.
          David C. Scheinerman

          Officers
          -----------------
          Willard S. Bashan             President
          David J. Castellani           Vice President
          Alan F. Monbaron              Vice President,
                                        Chief Financial Officer,
                                        Assistant Treasurer,
                                        Compliance Officer
          Mark A. Parsons               Vice President, Chief Counsel
          Stephen C. Stachelek          Vice President, Treasurer
          Julia M. Kozlowski            Assistant Vice President
          Robin A. Leavitt              Assistant Vice President
          David C. Kopp                 Secretary
          Thomas L. Pierce              Assistant Secretary
          David M. Porcello             Assistant Secretary
          Margaret I. Whiteman          Assistant Secretary
          Pamela S. Williams            Assistant Secretary
          Marie C. Bynum                Assistant Treasurer
          Joy B. Erickson               Assistant Compliance Officer


          *Address for all is 280 Trumbull Street., One Commercial Plaza, Hartford, Connecticut 06103


Item 30.  Location of Accounts and Records
-------   --------------------------------

Books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and Rules 31a-1 to 31a-3 thereunder are maintained by CG Life at its Annuity Service Center, and records relating to Shareholders are maintained by State Street Bank and Trust, P.O. Box 2351, Boston, Massachusetts 02107

Item 31.  Management Services
-------   -------------------

Not Applicable.

Item 32.  Undertakings
-------   ------------

Not Applicable.

DIRECTORS AND OFFICERS OF CONNECTICUT GENERAL                     ATTACHMENT (I)

The following list of directors and officers of Connecticut General Life Insurance Company ("Connecticut General") includes a brief statement of the principal business experience during the last five years of each director. Correspondence with any director or officer may be addressed to Hartford, CT 06152 and will be delivered to the office of Connecticut General at 900 Cottage Grove Road, Bloomfield, CT 06002.

Thomas C. Jones, Director and President (Principal Executive Officer) President,
     CIGNA Investment Management, CIGNA Companies; Director and President, CIGNA Life Insurance Company. Previously Director, Connecticut General Corporation, President, CIGNA Individual Insurance, CIGNA Companies; President CIGNA Reinsurance-Property & Casualty, CIGNA Companies; Executive Vice President and Director, NAC RE CORPORATION.

Harold W. Albert, Director
     Chief Counsel, CIGNA Investment Management, CIGNA Companies; Director, CIGNA Life Insurance Company.

Carol M. Olsen, Director and Senior Vice President
     Senior Vice President and Director, CIGNA Life Insurance Company; Senior Vice President, CIGNA Health Corporation; Senior Vice President, CIGNA HealthCare, CIGNA Companies. Previously, Senior Vice President, CIGNA International, CIGNA Companies.

John E. Pacy, Director and Senior Vice President
     Senior Vice President, CIGNA HealthCare, CIGNA Companies; Senior Vice President, CIGNA Health Corporation. Previously, Senior Manager-IT Infrastructure, Digital Equipment Corporation; Technology Management Officer, Digital Equipment Corporation.

Robert W. Burgess, Director
     Senior Vice President and Chief Financial Officer, CIGNA Investment Management, CIGNA Companies; Director, CIGNA Life Insurance Company.

John G. Day, Director and Chief Counsel
     Senior Vice President and Chief Counsel, Insurance Law and Investment Law, CIGNA Companies; Chief Counsel, Connecticut General Corporation; Director and Chief Counsel, CIGNA Life Insurance Company.

Joseph M. Fitzgerald,  Director and Senior Vice President
     Senior Vice President of Underwriting, CIGNA HealthCare, CIGNA Companies.

H. Edward Hanway, Director and Chairman of the Board
     President, CIGNA HealthCare, CIGNA Companies; Director and Chairman of the Board, CIGNA Life Insurance Company. Previously, President, CIGNA International Division, CIGNA Companies; Senior Vice President, Insurance Company of North America; Vice President of Planning and Business Control, CIGNA Companies.

Patricia L. Rowland, Director and Senior Vice President Senior Vice President,
     CIGNA HealthCare, CIGNA Companies; Senior Vice President and Director, CIGNA Health Corporation. Previously, President, International Rehabilitation Associates, Inc.; Senior Vice President, Connecticut General.

W. Allen Schaffer, M.D., Director and Senior Vice President
     Senior Vice President, CIGNA HealthCare, CIGNA Companies; President, CIGNA Health Corporation.

Marc L. Preminger, Director, Senior Vice President and Chief Financial Officer
     Senior Vice President and Chief Financial Officer, CIGNA HealthCare, CIGNA Companies; Director, CIGNA Life Insurance Company. Previously, Vice President and Head of Corporate Accounting and Planning, CIGNA Corporation; Chief Financial Officer, CIGNA Group Insurance-Life, Accident Disability, CIGNA Companies; Actuary and Controller, INA Life Insurance Company of New York; Senior Vice President, Chief Financial Officer and Actuary, Life Insurance Company of North America; Vice President, Connecticut General.

Robert E. Wahlman, Vice President (Principal Accounting Officer) Chief
     Accounting Officer, Connecticut Operations, CIGNA Companies; Vice President, CIGNA Life Insurance Company. Previously, Director of Accounting and Regulatory Policy, Bank One Corporation.





Susan L. Copper - Corporate Secretary

Stephen C. Stachelek - Treasurer

Andrew G. Helming - Secretary

Page 1                                                           Attachment (II)


                               CIGNA CORPORATION
                          SUBSIDIARIES AND AFFILIATES
                               (AS OF 12/31/98)

1667 K STREET PARTNERSHIP
6000 FAIRVIEW ASSOCIATES, L.L.C.
6010 FAIRVIEW ASSOCIATES, L.L.C.
6100 FAIRVIEW ASSOCIATES
ABLES & LOCKER, P.C.
AFIA FINANCE CORPORATION
AIC HOLDINGS INC.
AIRPARK ASSOCIATES
ALIC, INCORPORATED
ALL-NET PREFERRED PROVIDERS, INC.
ALLIED INSURANCE COMPANY
AMAZONAS COMPANIA ANONIMA DE SEGUROS
AMERICAN ADJUSTMENT COMPANY, INC.
AMERICAN CULTURAL ALLIANCE
AMERICAN LENDERS FACILITIES, INC.
AMICO ASSISTENCIA MEDICA A INDUSTRIA E COMERCIO LTDA
ANF PARTNERS #1
ARABIA CIGNA INSURANCE COMPANY LIMITED E.C.
ASSUREX DEVELOPMENT CORPORATION
ATLANTIC EMPLOYERS INSURANCE COMPANY
BANCO EXCEL ECONOMICO S.A.
BANKERS STANDARD FIRE AND MARINE COMPANY
BANKERS STANDARD INSURANCE COMPANY
BASCOM, BUDISH & CEMAN, S.C.
BENEFITS ACCESS INC.
BERNADETTE A. DUNCAN, ATTORNEY-AT-LAW, A PROFESSIONAL CORP.
BLODGET & HAZARD LIMITED
BROOK ARBOR COMPANY L.L.C
C&D GROVES
CAL PORTFOLIO VI, L.L.C.
CB PARTNERS
CENTER CITY REALTY, L.L.C.
CENTER HARBOR L.L.C.
CG 6 L.L.C.
CG INDIVIDUAL TAX BENEFITS PAYMENTS, INC.
CG LIFE PENSION BENEFITS PAYMENTS, INC.
CG LINA PENSION BENEFITS PAYMENTS, INC.

                                        As of 12/31/98


CG MICHIGAN PROPERTIES, L.L.C.
CG TRUST COMPANY
CGLIC-BOC LIMITED PARTNERSHIP
CGTSC SUGAR CREEK PARTNERS, L.P.
CHAPPARAL PARTNERS
CIGNA ACCIDENT AND FIRE INSURANCE COMPANY, LTD.
CIGNA ADVISORY PARTNERS, INC.
CIGNA ARGENTINA COMPANIA DE SEGUROS. S.A.
CIGNA BENEFITS PROCESSING IRELAND, LTD.
CIGNA BRASIL EMPREENDIMENTOS LTDA.
CIGNA BRASIL PARTICIPACOES LTDA.
CIGNA CBO 1996-1 (DELAWARE) CORP.
CIGNA CBO 1996-1-LTD
CIGNA CHINA INVESTMENT FUND LDC
CIGNA COMMUNITY CHOICE, INC.
CIGNA COMPANIA DE SEGUROS (CHILE) SA
CIGNA COMPANIA DE SEGUROS DE VIDA (CHILE) SA
CIGNA CONFERENCE FACILITIES, INC.
CIGNA CORPORATION
CIGNA DENTAL HEALTH OF CALIFORNIA, INC.
CIGNA DENTAL HEALTH OF COLORADO, INC.
CIGNA DENTAL HEALTH OF DELAWARE, INC.
CIGNA DENTAL HEALTH OF FLORIDA, INC.
CIGNA DENTAL HEALTH OF ILLINOIS, INC.
CIGNA DENTAL HEALTH OF KANSAS, INC.
CIGNA DENTAL HEALTH OF KENTUCKY, INC.
CIGNA DENTAL HEALTH OF MARYLAND, INC.
CIGNA DENTAL HEALTH OF NEW JERSEY, INC.
CIGNA DENTAL HEALTH OF NEW MEXICO, INC.
CIGNA DENTAL HEALTH OF NORTH CAROLINA, INC.
CIGNA DENTAL HEALTH OF OHIO, INC.
CIGNA DENTAL HEALTH OF PENNSYLVANIA, INC.
CIGNA DENTAL HEALTH OF TEXAS, INC.
CIGNA DENTAL HEALTH PLAN OF ARIZONA, INC.
CIGNA DENTAL HEALTH, INC.
CIGNA DIRECT MARKETING COMPANY, INC.
CIGNA DULLESTOWN L.LC.
CIGNA EASTERN EUROPEAN CORPORATE SERVICES SP.Z.O.O.
CIGNA EMPLOYERS INSURANCE COMPANY
CIGNA EXCESS AND SURPLUS INSURANCE SERVICES, INC. (PA)

                                        As of 12/31/98

CIGNA EXCESS AND SURPLUS INSURANCE SERVICES, INC. (CA)
CIGNA EXCESS AND SURPLUS INSURANCE SERVICES, INC. (GA)
CIGNA EXCESS AND SURPLUS INSURANCE SERVICES, INC. (IL)
CIGNA FEDERAL BENEFITS, INC.
CIGNA FINANCIAL FUTURES, INC.
CIGNA FINANCIAL INSTITUTION SOLUTIONS, INC.
CIGNA FINANCIAL PARTNERS, INC.
CIGNA FINANCIAL SERVICES, INC.
CIGNA FIRE UNDERWRITERS INSURANCE COMPANY
CIGNA FOUNDATION
CIGNA FUND MANAGERS LIMITED
CIGNA FUNDING LIMITED PARTNERSHIP
CIGNA FUNDS GROUP
CIGNA G.B. HOLDINGS, LTD.
CIGNA HEALTH CORPORATION
CIGNA HEALTHCARE BENEFITS, INC.
CIGNA HEALTHCARE MID-ATLANTIC, INC.
CIGNA HEALTHCARE OF ARIZONA, INC.
CIGNA HEALTHCARE OF CALIFORNIA, INC.
CIGNA HEALTHCARE OF COLORADO, INC.
CIGNA HEALTHCARE OF CONNECTICUT, INC.
CIGNA HEALTHCARE OF DELAWARE, INC.
CIGNA HEALTHCARE OF FLORIDA, INC.
CIGNA HEALTHCARE OF GEORGIA, INC.
CIGNA HEALTHCARE OF ILLINOIS, INC.
CIGNA HEALTHCARE OF LOUISIANA, INC.
CIGNA HEALTHCARE OF MASSACHUSETTS, INC.
CIGNA HEALTHCARE OF NEW JERSEY, INC.
CIGNA HEALTHCARE OF NEW YORK, INC.
CIGNA HEALTHCARE OF NORTH CAROLINA, INC.
CIGNA HEALTHCARE OF NORTHERN NEW JERSEY, INC.
CIGNA HEALTHCARE OF OHIO, INC.
CIGNA HEALTHCARE OF OKLAHOMA, INC.
CIGNA HEALTHCARE OF PENNSYLVANIA, INC.
CIGNA HEALTHCARE OF ST. LOUIS, INC.
CIGNA HEALTHCARE OF TENNESSEE, INC.
CIGNA HEALTHCARE OF TEXAS, INC.
CIGNA HEALTHCARE OF UTAH, INC.
CIGNA HEALTHCARE OF VIRGINIA, INC.
CIGNA HIGH INCOME SHARES
CIGNA HOLDINGS, INC.
CIGNA HOTEL ASSOCIATES-1 LIMITED PARTNERSHIP

                                        As of 12/31/98

CIGNA INDEMNITY INSURANCE COMPANY
CIGNA INFORMATION SERVICES, INC.
CIGNA INSTITUTIONAL FUNDS GROUP
CIGNA INSURANCE ASIA PACIFIC LIMITED
CIGNA INSURANCE COMPANY
CIGNA INSURANCE COMPANY LIMITED
CIGNA INSURANCE COMPANY OF CANADA
CIGNA INSURANCE COMPANY OF EUROPE S.A.-N.V.
CIGNA INSURANCE COMPANY OF ILLINOIS
CIGNA INSURANCE COMPANY OF OHIO
CIGNA INSURANCE COMPANY OF PUERTO RICO
CIGNA INSURANCE COMPANY OF TEXAS
CIGNA INSURANCE COMPANY OF THE MIDWEST
CIGNA INSURANCE NEW ZEALAND LIMITED
CIGNA INSURANCE SINGAPORE LIMITED
CIGNA INTEGRATEDCARE, INC.
CIGNA INTERNATIONAL CORPORATION
CIGNA INTERNATIONAL FINANCE INC.
CIGNA INTERNATIONAL HOLDINGS, LTD.
CIGNA INTERNATIONAL INSURANCE COMPANY OF HONG KONG LIMITED
CIGNA INTERNATIONAL INSURANCE MANAGERS, LTD
CIGNA INTERNATIONAL INVESTMENT ADVISORS AUSTRALIA LIMITED
CIGNA INTERNATIONAL INVESTMENT ADVISORS K.K.
CIGNA INTERNATIONAL INVESTMENT ADVISORS L.T.D.
CIGNA INTERNATIONAL STRATEGIC FUNDS, L.P.
CIGNA INVESTMENT ADVISORY COMPANY, INC.
CIGNA INVESTMENT GROUP, INC.
CIGNA INVESTMENTS, INC.
CIGNA ITALY-SOCIETA A RESPONSABILITA LIMITATA
CIGNA LEVERAGED CAPITAL FUND, INC.
CIGNA LIFE INSURANCE COMPANY
CIGNA LIFE INSURANCE COMPANY OF CANADA
CIGNA LIFE INSURANCE COMPANY OF EUROPE S.A.-N.V.
CIGNA LIFE INSURANCE NEW ZEALAND LIMITED
CIGNA LLOYDS INSURANCE COMPANY
CIGNA MANAGED CARE BENEFITS COMPANY
CIGNA MARKETING GROUP, C.A.
CIGNA MEZZANINE CAPITAL, INC.
CIGNA MEZZANINE HOLDINGS II, INC.
CIGNA MEZZANINE HOLDINGS, INC.
CIGNA MEZZANINE PARTNERS II, L.P.
CIGNA MEZZANINE PARTNERS III, INC.
CIGNA MEZZANINE PARTNERS III,.L.P.
CIGNA MORTGAGE SECURITIES, INC.

                                        As of 12/31/98

CIGNA OVERSEAS HOLDINGS, INC.
CIGNA OVERSEAS INSURANCE COMPANY LTD
CIGNA PRINTING, INC.
CIGNA PROPERTIES, INC.
CIGNA PROPERTY AND CASUALTY INSURANCE COMPANY
CIGNA RAILROAD INSURANCE BROKERS, INC.
CIGNA RE CORPORATION
CIGNA REAL ESTATE FUND S LIMITED PARTNERSHIP
CIGNA REAL ESTATE FUND T LIMITED PARTNERSHIP
CIGNA REAL ESTATE, INC.
CIGNA REALTY RESOURCES, INC.-FIFTH
CIGNA REALTY RESOURCES, INC.-FIFTEENTH
CIGNA REALTY RESOURCES, INC.-TWELFTH
CIGNA SALUD ISAPRE, S.A.
CIGNA SEGUROS DE COLOMBIA S.A.
CIGNA SERVICES U.K. LIMITED
CIGNA SERVICOS LTDA
CIGNA STU S.A.
CIGNA STU ZYCIE S.A.
CIGNA SUPERANNUATION PTY. LIMITED
CIGNA THAI COMPANY LIMITED
CIGNA UK RETIREMENT SAVINGS PLAN
CIGNA VARIABLE PRODUCTS GROUP
CIGNA WORLDWIDE INSURANCE COMPANY
COLUMBUS SQUARE SHOPPING CENTER COMPANY
COMPANIA ANONIMA DE SEGUROS "AVILA"
CONGEN PROPERTIES, INC.
CONNECTICUT GENERAL BENEFIT PAYMENTS, INC.
CONNECTICUT GENERAL CORPORATION
CONNECTICUT GENERAL EQUITY PROPERTIES-I LIMITED PARTNERSHIP
CONNECTICUT GENERAL LIFE INSURANCE COMPANY
CONNECTICUT GENERAL REALTY INVESTORS-III LIMITED PARTNERSHIP
CONNECTICUT GENERAL REALITY RESOURCES, INC.-FOURTH
CONNECTICUT SUGAR CREEK L.L.C.
CONTEMPORARY MANAGEMENT ASSOCIATES, INC.
COTTAGE GROVE CABLE I, L.L.C.
COTTAGE GROVE CABLE II, L.L.C.
COTTAGE GROVE CABLE III, L.L.C.
COTTAGE GROVE CABLE IV, L.L.C.
COTTAGE GROVE VESSELS, INC.
COVER DIRECT, INC.
COVER-ALL TECHNOLOGIES, INC.
CRUSADER INSURANCE COMPANY (GHANA) LIMITED

                                        As of 12/31/98

DEBBOLI, MILLMAN, SPIEGEL & ASSOCIATES
DELPANAMA S.A.
DISABILITY CLAIM SERVICES, INC.
DON CE SAR RESORT HOTEL, LTD.
DRAPER'S CG, L.L.C.
EMPLOYEE BENEFIT PLAN ADMINISTRATION, INC.
EMPRESA GUATEMALTECA CIGNA DE SEGUROS, SOCIEDAD ANONIMA
ENGINEERED DATA PRODUCTS, INC.
ERNEST LINSDELL LIMITED
ESIS INTERNATIONAL ASESORIAS LIMITADA
ESIS INTERNATIONAL, INC.
ESIS, INC.
EXCEL CIGNA SEGURADORA S.A.
EXCESS AND SURPLUS INSURANCE SERVICES, INC.
FALKLAND PARTNERS
FIRE, EQUITY AND GENERAL INSURANCE COMPANY LIMITED
GLENDALE ASSOCIATES
GLENDALE LIMITED PARTNERSHIP ASSOCIATES-II
GLENDALE OHRBACH'S ASSOCIATES
GLOBAL PORTFOLIO STRATEGIES, INC.
GLOBAL SURETY NETWORK, INC.
GPM GAS GATHERING L.L.C.
GRACE BROADCASTING LIMITED PARTNERSHIP
GRANCOL ASESORAMIENTO Y SERVICIOS LTDA
GREAT TRAILS BROADCASTING CORPORATION
GREYLANDS BUSINESS PARK, PHASE 2
HAZARD CENTER ASSOCIATES
HCW OIL INCOME FUND (DEVONIAN)
HEALTHSOURCE ARKANSAS PREFERRED, INC.
HEALTHSOURCE ARKANSAS VENTURES, INC.
HEALTHSOURCE BENEFITS, INC.
HEALTHSOURCE CONNECTICUT, INC.
HEALTHSOURCE CORPORATE SERVICES, INC.
HEALTHSOURCE EMPLOYER SERVICES, INC.
HEALTHSOURCE HEALTH PLANS, INC.
HEALTHSOURCE HMO OF NEW YORK, INC.
HEALTHSOURCE INDIANA INSURANCE COMPANY
HEALTHSOURCE INDIANA MANAGED CARE PLAN, INC.
HEALTHSOURCE INNOVATIVE MEDICAL MANAGEMENT, INC.
HEALTHSOURCE INSURANCE COMPANY
HEALTHSOURCE INSURANCE GROUP, INC.
HEALTHSOURCE INSURANCE SERVICES, INC.

                                        As of 12/31/98

HEALTHSOURCE KENTUCKY, INC.
HEALTHSOURCE MAINE PREFERRED, INC.
HEALTHSOURCE MAINE, INC.
HEALTHSOURCE MANAGEMENT, INC.
HEALTHSOURCE MASSACHUSETTS, INC.
HEALTHSOURCE METROPOLITAN NEW YORK HOLDING COMPANY, INC.
HEALTHSOURCE NEW HAMPSHIRE, INC.
HEALTHSOURCE NEW YORK, INC.
HEALTHSOURCE NEW YORK/NEW JERSEY, INC.
HEALTHSOURCE NORTH CAROLINA ADMINISTRATORS, INC.
HEALTHSOURCE NORTH CAROLINA, INC.
HEALTHSOURCE OHIO PREFERRED, INC.
HEALTHSOURCE OHIO, INC.
HEALTHSOURCE PREFERRED, OF NEW YORK, INC.
HEALTHSOURCE PREFERRED, INC.
HEALTHSOURCE PROPERTIES, INC.
HEALTHSOURCE, RX, INC.
HEALTHSOURCE SOUTH CAROLINA, INC.
HEALTHSOURCE SOUTH, INC.
HEALTHSOURCE SYRACUSE, INC.
HEALTHSOURCE TENNESSEE PREFERRED, INC.
HEALTHSOURCE, INC.
HOUSTON PROPERTIES L.L.C.
HS NORTH TEXAS VENTURES, INC.
ILLINOIS UNION INSURANCE COMPANY
INA CORPORATION
INA FINANCIAL CORPORATION
INA HIMAWARI LIFE INSURANCE CO., LTD.
INA HOLDINGS CORPORATION
INA INVESTMENT SECURITIES, INC.
INA LIFE INSURANCE COMPANY OF NEW YORK
INA REINSURANCE COMPANY LTD.
INA SEGURADORA S.A.
INA SURPLUS INSURANCE COMPANY
INA TAX BENEFITS REPORTING, INC.
INAC CORP.
INAC CORP. PF CALIFORNIA
INCAN HOLDINGS LTD.
INAMAR INSURANCE UNDERWRITING AGENCY, INC.
INAMAR INSURANCE UNDERWRITING AGENCY, INC. OF MASSACHUSETTS
INAMAR INSURANCE UNDERWRITING AGENCY, INC. OF OHIO
INAMAR INSURANCE UNDERWRITING AGENCY, I NC. OF TEXAS

                                        As of 12/31/98

INAPRO, INC.
INDEMNITY INSURANCE COMPANY OF NORTH AMERICA
INDI SERVICIOS C.-LTDA
INSTITUTIONAL REGIONAL MALL DEVELOPERS
INSURANCE COMPANY OF NORTH AMERICA
INSURANCE COMPANY OF NORTH AMERICA (U.K.) LIMITED
INTERNATIONAL REHABILITATION ASSOCIATES, INC.
INTERSTONE/CGL PARTNERS, L.P.
INTRACORP, INC.
INVERSIONES CONTINENTAL, S.A. DE C. V.
INVERSIONER INA LIMITADA
JACOMO PRIMARY CARE, P.C.
JOHN D. WENDLER LAW OFFICERS, P.C.
K. RUTH LARSON, ATTORNEY-AT-LAW, A PROFESSIONAL CORP
KILL CENTER IRVINE NO. 2. PARTNERSHIP
LA POSITIVA, COMPANIA NACIONAL DE SEGUROS SOCIEDAD ANONIMA
LAW OFFICES OF F. ROSS ADKINS, A PROFESSIONAL CORPORATION
LAW OFFICES OF FRANKLIN L. NOLTA, A PROFESSIONAL CORP
LAW OFFICES OF HOWARD S. ROBIN, P.C.
LAW OFFICES OF JOSEPH M. KENNEDY, P.C.
LAW OFFICES OF LAUREL F. MCMENAMIN, A PROFESSIONAL CORP
LAW OFFICES OF MARIA K. MENDROS, P.C.
LAW OFFICES OF MICHAEL R. VACCARO, PC.C
LAW OFFICES OF PETER J. GORELICK, P.C.
LEE GRAHAM KAROSEN, ATTORNEY-AT-LAW, A PROFESSIONAL CORP
LEGACY VILLAGE ASSOCIATES, LTD.
LIFE INSURANCE COMPANY OF NORTH AMERICA
LINA BENEFIT PAYMENTS, INC.
LOVELACE HEALTH SYSTEMS, INC.
LP ASSOCIATES
LPA ASSOCIATES
LPB ASSOCIATES
LPC ASSOCIATES
LPD ASSOCIATES
LPY ASSOCIATES
LPZ ASSOCIATES
MAINE ASSOCIATES
MALROSIAN, INC.
MANN & SHAPPELL, P.C.
MARITIME GENERAL INSURANCE COMPANY, LIMITED
MARKETDYNE INTERNATIONAL, INC.
MCC BEHAVIORAL CARE OF CALIFORNIA, INC.

                                        As of 12/31/98

MCC BEHAVIORAL CARE OF TEXAS
MCC BEHAVIORAL CARE, INC.
MCC INDEPENDENT PRACTICE ASSOCIATION OF GREATER NEW YORK, INC.
MCCANDLESS SAN TOMAS NO. 1
MCCANDLESS SAN TOMAS NO. 2
METROPOLIS GENERAL PARTNERSHIP
MNH MALL, LLC
NEW ORLEANS RIVERWALK ASSOCIATES
NOESKE, ABBO AND ASSOCIATES, P.C.
NORTH CENTRAL TEXAS INDEPENDENT PRACTICE ASSOCIATION, P.A.
OPENCONNECT SYSTEMS, INC.
ORCHARD GLEN VENTURE
P.T. ASURANSI CIGNA INDONESIA
P.T. ASURANSI NIAGA CIGNA LIFE
PACIFIC EMPLOYERS INSURANCE COMPANY
PALMER PLAZA LIMITED
PARKVILLE PRIMARY CARE, P.C.
PCGP, INC.
PCIB CIGNA LIFE INSURANCE CORPORATION
PDCN LEGAL MANAGEMENT COMPANY, INC.
PERDANA CIGNA INSURANCE BERHAD
PHILIPPINE HEALTHCARE PROVIDERS, INC.
PHYSICIANS' HEALTH SYSTEMS, INC.
POWELL AND ARRIGHI, A PROFESSIONAL LAW CORPORATION
PROGRESSIVE PARTNERS (FORT STREET)
PROGRESSIVE PARTNERS (WING WO TAI BUILDING)
PROVIDENT HEALTH CARE PLANS, INC.
PSYCHOLOGICAL MANAGED CARE CONSULTANT, P.C.
PUEBLO MALL LIMITED PARTNERSHIP
QUEBEC STREET INVESTMENTS, INC.
R&b METRO CENTER ASSOCIATES
RAIN AND HAIL INSURANCE SERVICE INCORPORATED
REASEGURADORO NUEVO MUNDO S.A.
RECOVERY SERVICES INTERNATIONAL, INC.
REGIONAL MALL-CII, L.P.
REGIONAL MALL DEVELOPMENT PARTNERS LIMITED PARTNERSHIP
REINSURANCE SOLUTIONS INTERNATIONAL, L.L.C.
RETAIL/INSTITUTIONAL JOINT VENTURE
RIDGEDALE JOINT VENTURE
RIDGEDALE REIT PARTNERSHIP
RIDGEDALE REIT, INC.

                                        As of 12/31/98

RIVERSIDE SOUTH FORTY L.L.C.
ROSADO GRANDE, INC.
ROSS LOOS HOSPITAL, INC.
RSI HEALTH CARE RECOVERY INC.
SADDLEBACK ASSOCIATES
SADDLEBACK II ASSOCIATES
SAFIRE PRIVATE LIMITED
SAN TOMAS NO. 1 LIMITED PARTNERSHIP
SAR AT SHAWNEE RIDGE, L.L.C.
SAR LEGACY, L.L.C.
SECON PROPERTIES
SEGURO AZTECA, S.A.
SEGUROS CIGNA, S.A.
SEGUROS COMERCIAL AMERICA, S.A. DE C.V.
SHOREBREEZE ASSOCIATES
SILVER BROOK REAL ESTATE DEVELOPMENT COMPANY
SOUTH BAY TECH CENTER ASSOCIATES
SOUTH BAY/VIADEL ORO
SOUTHLAND JOINT VENTURE
SOUTHLAND REIT PARTNERSHIP
SOUTHLAND REIT, INC.
SPRADLEY & COKER, INC.
SWIFT CREEK JOINT VENTURE
TEL-DRUG, INC.
TEMPLE INSURANCE COMPANY LIMITED
THE BOLINGER LAW FIRM, A PROFESSIONAL CORPORATION
THE DANIEL F. LACAVA LAW FIRM, P.A.
THE FIFTH AND RACE COMPANY LIMITED PARTNERSHIP
THE HAYES LAW FIRM, P.A.
THE HERZOG LAW FIRM, P.C.
THE HONE LAW FIRM, P.C.
THE LAW FIRM OF STEVEN L. SIDNEY, A PROFESSIONAL CORPORATION
THE MACLAUGHLIN LAW FIRM, P.C.
THE MORGAN STANLEY LEVERAGED EQUITY FUND L.P.
THE MORGAN STANLEY LEVERAGED MEZZANINE FUND L.P.
THE MORGAN STANLEY LEVERAGED SENIOR DEBT FUND L.P.
THE PETER G. STASSUN LAW FIRM, P.A.
THE ROBERT R. HARRIS LAW FIRM, P.C.
THE TULSA CORPORATION
TRANSWESTERN/CG II L.L.C.
TRANSWESTERN/CONNECTICUT PARTNERS GP I L.L.C.

                                        As of 12/31/98

TRANSWESTERN/CONNECTICUT PARTNERS I L.P.
TRILOG, INC.
UNIMED S.A. ISAPRE MEDICA
VICTORIA HALL COMPANY LIMITED
WARNER NEWHOPE ASSOCIATES
WATERFORD PARTNERSHIP
WESTFORD OFFICE VENTURE
WOOD HILLS ASSOCIATES
WORCESTER CENTER JOINT VENTURE

                                                                Attachment (III)


                                   STATEMENT
                                   ---------

The undersigned, Assistant Vice President and Principal Accounting Officer of the depositer, Connecticut General Life Insurance Company, pursuant to Rule 27d-2(a)(2) under the Investment Company Act of 1940, as amended, certifies as follows:

The fiscal year of the depositor, Connecticut General Life Insurance Company, extends from January 1 through December 31. During the most recent complete fiscal year (January 1, 1998 through December 31, 1998), and from
January 1, 1999 to date, said insurance company has, continuously and at all times, met the requirements of paragraph (a) (1) of Rule 27d-2 under the Investment Company Act of 1940, as amended.


                                                   /s/ Robert E. Wahlman
                                                       ----------------------
                                                       Robert E. Wahlman
                                                       Vice President
                                                       (Principal Accounting
                                                       Officer)

                                                Attachment (IV)

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) or 486(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Bloomfield and State of Connecticut on the 15th day of February, 1999.

                                   By Connecticut General Life Insurance Company (Depositor)


                                   By /s/ Thomas C. Jones
                                     ------------------------------------------
                                        Thomas C. Jones

Pursuant to the Requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Date                      Signature                  Title
----                      ---------                  -----

1/15/99                   /s/ Thomas C. Jones
--------                  -----------------------    President (Principal
                          Thomas C. Jones            Executive Officer)and
                                                     Director

1/14/99                   /s/ John Wilkinson
-------                   -----------------------    Vice President and Actuary
                          John Wilkinson             (Principal Financial
                                                     Officer)

1/14/99                   /s/ Robert E. Wahlman
-------                   -----------------------    Vice President
                          Robert E. Wahlman          (Principal Accounting
                                                     Officer)

1/14/99                   /s/ Andrew G. Helming
-------                   -----------------------    Secretary
                          Andrew G. Helming

1/14/99                   /s/ Harold W. Albert
-------                   -----------------------    Director
                          Harold W. Albert

1/27/99                   /s/ H. Edward Hanway
-------                   -----------------------    Director
                          H. Edward Hanway

1/20/99                   /s/ Carol M. Olsen
-------                   -----------------------    Director
                          Carol M. Olsen


Date             Signature                       Title
----             ---------                       -----

1/15/99          /s/ Robert W. Burgess           Director
--------         ---------------------------
                 Robert W. Burgess

1/20/99          /s/ John G. Day                 Director
--------         ---------------------------
                 John G. Day

1/20/99          /s/ John E. Pacy                Director
--------         ---------------------------
                 John E. Pacy

1/20/99          /s/ Joseph M. Fitzgerald        Director
--------         ---------------------------
                 Joseph M. Fitzgerald

1/27/99          /s/ Marc L. Preminger           Director
--------         ---------------------------
                 Marc L. Preminger

1/20/99          /s/ Patricia L. Rowland         Director
--------         ---------------------------
                 Patricia L. Rowland

1/20/99          /s/ W. Allen Schaffer, M.D.     Director
--------         ---------------------------
                 W. Allen Schaffer, M.D.



                                 Exhibit Index

(b)  Exhibits

       (6) Charter and Bylaws of Connecticut General Life Insurance Company, filed herewith.

       (10) Consent of Independent Accountants, filed herewith.